                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )


Filed by the Registrant /X/


Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             OVERSEAS PARTNERS LTD.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:


/X/  Fee paid previously with preliminary materials.


/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                             OVERSEAS PARTNERS LTD.


                        CRAIG APPIN HOUSE, WESLEY STREET
                            HAMILTON HM GX, BERMUDA

                    NOTICE OF ANNUAL MEETING OF SHAREOWNERS

                                 AUGUST 7, 1996

To Our Shareowners:


    The Annual Meeting of Shareowners of Overseas Partners Ltd. ("Overseas" or the "Company"), a Bermuda corporation, will be held at the Hamilton Princess Hotel, Hamilton, Bermuda, on August 7, 1996, at 9:00 A.M., for the following purposes:


        1. To elect a Board of Directors;


        2. To approve an Amendment of Bye-laws 40 and 12(7) of the Company's Bye-laws so that the Company would replace United Parcel Service of America, Inc. ("UPS") as the entity having rights thereunder to repurchase the Company's stock;



        3. To approve the adoption of Bye-law 40A to the Bye-laws giving the Company rights to repurchase shares of Overseas stock hereafter distributed by the Company pursuant to stock purchase plans maintained by the Company or UPS from time to time;



        4. To approve the adoption of Bye-law 40B giving the Company rights to repurchase shares of Overseas Stock distributed on or after August 7, 1996. These rights would apply to shares not already covered by Bye-laws 40 and 40A.


        5. To approve other changes to the Bye-laws in order to conform to changes in Bermuda law and for other purposes;


        6. To approve advances not to exceed $100 million to First Union Bank (First Union) as Custodian of Overseas shares to fund stock purchases and to pay First Union's fees for services.



        7. To appoint Deloitte & Touche, Chartered Accountants, as auditors for Overseas for the year ending December 31, 1996; and



        8. To transact such other business as may properly come before the meeting.



    The Board of Directors has fixed the close of Business on June 14, 1996 as the record date for the determination of shareowners entitled to notice of and to vote at the meeting.


    By order of the Board of Directors.
                                           Thomas E. Butler
                                             Secretary

Hamilton, Bermuda

July 3, 1996



    IN ORDER THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING, KINDLY SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE. IF YOUR SHARES ARE HELD IN CUSTODY BY FIRST UNION BANK, FORMERLY FIRST FIDELITY BANK, KINDLY SIGN AND RETURN THE ENCLOSED LETTER OF INSTRUCTION, OR FOLLOW THE DIRECTIONS HEREIN FOR OBTAINING A PROXY, TO ASSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS.

                             OVERSEAS PARTNERS LTD.

                        CRAIG APPIN HOUSE, WESLEY STREET
                            HAMILTON HM GX, BERMUDA


                                                                    July 3, 1996


                                PROXY STATEMENT


    The accompanying proxy is solicited by the Board of Directors ("Board") of Overseas Partners Ltd., a Bermuda company ("Overseas"), for the Annual Meeting of Shareowners to be held on August 7, 1996, and is being mailed with this Proxy Statement to shareowners on or about July 3, 1996. The person giving the proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to the Secretary of Overseas, by submitting a subsequent proxy or by voting in person at the meeting. The expense of proxy solicitation will be paid by Overseas. In addition to solicitation by mail, proxies may be personally solicited at the direction of Overseas' officers, for which no additional expense is anticipated.



    Overseas had 136,000,000 shares of Capital Stock, $.10 par value ("Capital Stock" or "Overseas Capital Stock"), outstanding and entitled to vote at the close of business on June 14, 1996. These shares are the only securities of Overseas entitled to be voted at the meeting. Each share of Capital Stock is entitled to one vote, except that under Overseas' Bye-laws the voting rights of any shareowner or shareowners acting as a group (other than certain shareowners set forth in Overseas' Bye-laws) who beneficially own more than 10 percent of the voting stock would be scaled back so that such shareowners would be entitled to cast only one one-hundredth of a vote with respect to each share owned in excess of 10 percent. Only shareowners of record at the close of business on June 14, 1996 will be entitled to vote.



    It is intended that all shares of Capital Stock represented by proxies properly executed in the accompanying form, unless otherwise specified thereon, will be voted FOR the election of the persons nominated by the Board to be directors and an alternate director, FOR the Amendment of Bye-laws 40 and 12(7), FOR the addition of Bye-laws 40A and 40B, FOR the other changes to the Bye-laws, FOR the approval of advances to First Union and FOR the appointment of auditors.



    Saul & Co., nominee for First Union, P.O. Box 41784, Philadelphia, PA 19101-1784 is the record owner of 100,776,395 shares, constituting 74.10% of the outstanding Overseas Capital Stock as of June 14, 1996. Such shares are held by First Union as custodian for shareowners who have not elected to have their shares distributed to them. First Union will forward this notice of meeting and proxy statement to the beneficial owners of the shares so held.



    Owners of Capital Stock held by First Union as custodian may direct the voting of their shares by executing and returning to First Union before July 31, 1996 the Letter of Instruction which they receive along with this notice of meeting and proxy statement. An owner of shares who wishes to vote his or her shares in person at the meeting may request First Union to issue a proxy to him or her for the number of shares held for his or her account. Such request must be received by First Union prior to July 31, 1996. Shares for which no instructions or requests for proxies are timely received will be voted by First Union. First Union has advised Overseas that it intends to vote such shares FOR the election of the persons nominated by the Board to be directors and an alternate director, FOR the Amendment of Bye-laws 40 and 12(7), FOR the addition of Bye-laws 40A and 40B, FOR the other changes to the Bye-Laws, FOR the approval of advances to First Union and FOR the appointment of auditors.


    As used in this Proxy Statement, "dollars" and "$" refer to United States dollars.

                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

    A Board of six directors and one alternate director will be elected at the Annual Meeting. All of the current directors and the alternate director have been nominated for re-election by the Board. The directors and the alternate director elected at the Annual Meeting will serve until the next Annual Meeting and until the election and qualification of their successors, or until their appointment is terminated in accordance with Overseas' Bye-laws.

    The Board has no reason to anticipate that any nominee will decline or be unable to serve. In case any nominee does decline or is unable to serve, proxies may be voted for the election of a substitute nominee or the Board may elect to reduce the number of directors to be elected at the Annual Meeting and to fill any resulting vacancies on the Board subsequent to the Annual Meeting. Under Bermuda law, a quorum of directors (not including any alternate director) must ordinarily be resident in Bermuda. The alternate director acts only in the absence of a director. Overseas' Bye-laws provide that two directors shall constitute a quorum.

    Set forth below is certain biographical information concerning each of the nominees for election as director or, in the case of Mr. Sharpe, alternate director.
- --------------------------------------------------------------------------------

BRUCE M. BARONE                      Age 47                  Director since 1995

    Bruce has been President and Chief Executive Officer of Overseas since December 20, 1995. Previously, he served as Senior Vice President and Chief Operating Officer since 1991, and as Vice President and member of the Executive Committee since before 1990. Bruce has been associated with Overseas since its incorporation in 1983. He became an employee of a subsidiary, Overseas Partners Capital Corp. ("OPCC"), on January 1, 1995, and has served as its President and CEO since that time. Previously, he was Vice President -- Financial Planning of United Parcel Service of America, Inc. ("UPS") since before 1990. He holds an MBA from the Graduate School of Business of Columbia University and is a Certified Public Accountant.

- --------------------------------------------------------------------------------

ROBERT J. CLANIN                     Age 52                 Director since 1994


    Prior to becoming a director, Bob served as Vice President of Overseas from June 1990 to August 1994. He has been Senior Vice President, Treasurer and Chief Financial Officer of UPS since 1994. Previously, he was Finance Manager of UPS from November 1990 and Treasury Manager of UPS since May 1989. He is also a director of UPS.


- --------------------------------------------------------------------------------

JOSEPH M. PYNE                       Age 48                 Director since 1995


    Joe is Vice President -- Corporate Marketing for UPS. In this capacity, he directs UPS's worldwide marketing efforts in the U.S. and in more than 200 countries and territories served by UPS. Previously, he had served as Vice President -- U.S. Marketing at UPS. He began his UPS career in 1969 and was promoted to North Central region Business Development Manager in 1984. In 1989 he became National Marketing Planning Manager, and later he headed Marketing for U.S. ground and air delivery services.

CYRIL E. RANCE                       Age 61                  Director since 1995

    Cyril was President and Chief Executive Officer of Bermuda Fire & Marine Insurance Company Limited until his retirement in 1990. He has more than 40 years experience in all aspects of the insurance industry. He also has had a long and varied career in civic and government service, including 10 years as a member of the Bermuda Parliament. He is a director of Exel Limited, a reinsurance company and of several exempt companies registered in Bermuda.

- --------------------------------------------------------------------------------

EDWIN H. REITMAN                     Age 53                  Director since 1991

    Ed became non-executive Chairman of the Board of Directors on December 20, 1995. Previously, he served as President and Chief Executive Officer since 1991. Ed has been President of UPS Europe since April 1995. In that capacity, he has overall responsibility for UPS's operations in Europe, Africa and the Middle East. Prior to his present assignment, Ed was Manager of the UPS Legal Department since 1989.

- --------------------------------------------------------------------------------

WALTER A. SCOTT                      Age 59                  Director since 1995

    Prior to his retirement in September 1994, Walter served as Chairman, President and Chief Executive Officer of ACE Ltd., an excess casualty insurer based in Bermuda. He has served as a director of ACE since 1989 and as a consultant to the Company since his retirement. Prior to 1989, Walter served in various senior positions with Primerica Corporation, a diversified financial services company.

- --------------------------------------------------------------------------------

JOHN M. SHARPE                       Age 42        Alternate director since 1995
                                                      Director from 1986 to 1995


    John has been a member of the law firm of Conyers, Dill & Pearman, Hamilton, Bermuda, since before 1990 and serves as a director of many Bermuda companies.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    Set forth below is information relating to the beneficial ownership of Overseas Capital Stock by (i) each person known to Overseas to own more than five percent of the outstanding shares, (ii) each nominee and director, (iii) the Chief Executive Officer and (iv) all directors and executive officers as a group:


                                                  CAPITAL STOCK HELD AS OF JUNE 14, 1996(1)
                                          ---------------------------------------------------------
                                                          ADDITIONAL SHARES
                                             SHARES         IN WHICH THE
                                          BENEFICIALLY   DIRECTOR OR NOMINEE
                                             OWNED,            HAS, OR
                                          DIRECTLY OR     PARTICIPATES IN,
                                           BY FAMILY        THE VOTING OR          TOTAL SHARES AND
                    NAME                   MEMBERS(2)    INVESTMENT POWER(3)       PERCENT OF CLASS
    ------------------------------------- ------------   -------------------       ----------------
    United Parcel Service of America,
      Inc.(5)
      55 Glenlake Parkway, NE
      Atlanta, GA 30328..................    3,423,011                 0             3,423,011(2.52%)
    Bruce M. Barone
      Craig Appin House
      Wesley Street
      Hamilton HM GX, Bermuda............       27,090                 0                 27,090(.02%)
    Robert J. Clanin
      55 Glenlake Parkway, NE
      Atlanta, GA 30328..................       26,197         5,776,368(a)(b)       5,802,565(4.27%)
    Joseph M. Pyne
      55 Glenlake Parkway, NE
      Atlanta, GA 30328..................       18,813                  0                18,813(.01%)
    Cyril E. Rance
      Blue Anchorage
      Point Shares
      Pembroke HM 05, Bermuda............            1                  0                       1(0%)
    Edwin H. Reitman
      Whittaker House
      2 Whittaker Avenue, Richmond
      Surrey, TW9 1TA England............       31,490                  0               31,490(0.02%)

                                                  CAPITAL STOCK HELD AS OF JUNE 14, 1996(1)
                                          ---------------------------------------------------------
                                                          ADDITIONAL SHARES
                                             SHARES         IN WHICH THE
                                          BENEFICIALLY   DIRECTOR OR NOMINEE
                                             OWNED,            HAS, OR
                                          DIRECTLY OR     PARTICIPATES IN,
                                           BY FAMILY        THE VOTING OR          TOTAL SHARES AND
                    NAME                   MEMBERS(2)    INVESTMENT POWER(3)       PERCENT OF CLASS
    ------------------------------------- ------------   -------------------       ----------------
    Walter A. Scott
      c/o Ace Limited
      The Ace Building
      Woodbourne Avenue
      Hamilton HM 08, Bermuda............            1                 0                        1(0%)
    John M. Sharpe
      P.O. Box HM666
      Clarendon House,
      Church Street
      Hamilton HM CX Bermuda.............            1                 0                        1(0%)
    All directors and executive officers
      as a group(9) (including the
      above).............................      144,795         5,776,368(4)          5,921,163(4.35%)


- ---------------

(1) These holdings are reported in accordance with regulations of the Securities and Exchange Commission ("SEC") requiring the disclosure of shares as to which directors and officers hold voting or disposition power, notwithstanding the fact that they are held in a fiduciary, rather than a personal, capacity and that the power is shared among a number of fiduciaries including, in several cases, corporate trustees, directors or other persons who are neither officers nor directors of Overseas.

(2) The amounts shown in this column include an aggregate of 26,371 shares owned by or held in trust for members of the families of Messrs. Barone, Butler, Clanin, and Schmidt as to which they disclaim all beneficial ownership. Included in the case of Messrs. Sharpe, Rance and Scott are directors' qualifying shares.


(3) Neither the directors, nominees, other officers nor members of their families, have any ownership rights in the shares listed in this column. Of the shares (a) 5,439,206 shares are owned by a charitable foundation on whose Board of Trustees Mr. Clanin and other persons serve and (b) 337,162 shares are held by a charitable foundation of which Mr. Clanin and other persons are trustees. See note 4 below.

(4) This number reflects the total number of shares held in a fiduciary capacity after adjustment to eliminate duplications.

(5) Because Mr. Clanin is an officer and director of UPS, he may be deemed under the rules of the SEC to participate in the voting and investment power with respect to shares beneficially owned by UPS.


    Overseas Capital Stock is not listed on a securities exchange and is not traded in the over-the-counter market. UPS has been the principal purchaser of shares of Overseas Capital Stock through its exercise of rights to purchase such stock in accordance with Overseas' current Bye-laws. The Overseas Capital Stock purchased by UPS has been used, to date, primarily for incentive awards to UPS employees under its stock-based employee compensation plans. By virtue of UPS's right of first refusal under the current version of Overseas' Bye-laws, UPS has the power to prevent a third party from obtaining control of Overseas by acquiring shares of Capital Stock. In addition, if UPS consistently acquires Capital Stock upon exercise of its rights to purchase without selling, distributing or otherwise disposing of the stock it has acquired to others, it could acquire a majority of Capital Stock, in which case it could elect the entire Board of Directors of Overseas. Under the proposed Amended and Restated Bye-laws set forth in this Proxy Statement, Overseas, rather than UPS would have the right to repurchase its own shares. Consequently, if these amendments are approved, UPS would no longer be able to acquire a majority of Overseas' Capital Stock.


    There were approximately 56,899 holders of Capital Stock as of June 14, 1996.


MEETINGS OF THE BOARD OF DIRECTORS

    The Overseas Board of Directors held 3 meetings during 1995. Messrs. Clanin, Moderow, Nelson, Pearman, Reitman and Sharpe each attended less than 75% of the meetings of the Board of Directors during 1995.

COMMITTEES OF THE BOARD OF DIRECTORS


    Messrs. Barone, Clanin and Reitman, each of whom is an officer and/or director of Overseas, presently constitute the Executive Committee of the Board. The Executive Committee has been authorized by the Board of Directors of Overseas to exercise all of the powers of the Board except those acts which by law must be performed by the Board itself. The Executive Committee meets quarterly and as necessary to review Overseas' investment policy, its investments in leasing, hotel and real estate portfolios, its financial statements and accounting records, and in general to evaluate the administration of Overseas' affairs. The Executive Committee met four (4) times in 1995. Mr. Reitman attended less than 75% of the meetings of the Executive Committee during 1995.


    At a special meeting of the Board of Directors held on December 20, 1995, the Board agreed to begin meeting at least quarterly, and established Audit, Compensation and Nominating Committees which will begin carrying out their assigned responsibilities in 1996. Previously, the Executive Committee carried out the responsibilities of the new Committees.

    The Audit Committee is responsible to: (i) recommend annually the Chartered Accountants for appointment by the Board as auditors of Overseas and its subsidiaries; (ii) review the scope of the audit made by the accountants; (iii) review the audit reports submitted by the accountants; (iv) review the annual program for the internal audit of records and procedures; (v) review reports submitted by the internal auditing staff; and (vi) conduct such other reviews as the Committee deems appropriate and make reports and recommendations to the Board within the scope of its responsibilities. The members of the Committee are Messrs. Clanin, Pyne and Rance, with Mr. Clanin as Chairman.

    Messrs. Clanin, Reitman and Scott, with Mr. Clanin as Chairman, constitute the members of the Compensation Committee. The Compensation Committee is responsible: (i) to recommend to the Board of Directors the appropriate compensation of outside directors; (ii) to determine the compensation of the Chief Executive Officer; and (iii) to determine the compensation of the other officers of Overseas and its subsidiaries upon recommendation of the Chief Executive Officer.


    Messrs. Clanin, Reitman and Scott, with Mr. Clanin as Chairman, constitute the members of the Nominating Committee. This Committee is responsible for the recommendation of director nominees to the Board of Directors and will consider nominees recommended by shareowners. Shareowners may submit their recommendations in writing to the attention of the Secretary of Overseas. The Committee will consider nominations for the 1997 annual meeting if they are received by the Secretary not later than January 15, 1997.

    On March 13, 1996 the Board of Directors established an Underwriting Committee to assist in the development of underwriting standards and strategy for "Other Reinsurance" appropriate for OPL; to evaluate all new and renewing reinsurance programs and recommend their approval to the Board of Directors; and to review each reinsurance program's expected results and past performance. The members of the Committee are Messrs. Barone, Rance and Scott, with Mr. Barone as Chairman.


                           COMPENSATION OF DIRECTORS

    No compensation was paid in 1995 by Overseas to the directors of Overseas in their capacity as such other than a nominal fee paid to directors who are residents of Bermuda.

    Overseas reimburses UPS for the services of its employees who are also officers or directors of Overseas.

            COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION

REPORT OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION


    The nature of Overseas' business does not require an extensive staff. At December 31, 1995, Overseas' total workforce consisted of 18 persons, many of whom were hired in 1995.


    The executive and policy-making functions of Overseas were carried out in 1995 and prior years by its Executive Committee, subject to oversight by the Board of Directors. The Executive Committee is authorized to exercise all of the powers of the Board except those reserved to the full Board by Bermuda law.

    During 1995, the members of the Executive Committee were Edwin H. Reitman, President and CEO until December 20, 1995 and currently non-executive Chairman of the Board of Directors, Robert J. Clanin, an Overseas director, and Bruce M. Barone, Senior Vice President and Chief Operating Officer until December 20, 1995, when he became President and CEO.

    Both Messrs. Reitman and Clanin are employees of UPS, and they received no compensation individually for their work on behalf of Overseas during 1995. Overseas paid UPS for their services at agreed upon rates.

    Mr. Barone became an employee of OPCC on January 1, 1995, after having been associated with Overseas in senior positions since its incorporation. Prior to 1995, Mr. Barone was employed by UPS for more than 17 years. He became President and CEO of Overseas on December 20, 1995.

    Mr. Barone's initial compensation at Overseas shown below was based on his prior employment compensation and was not keyed specifically to Overseas' performance.

    On December 20, 1995, the Overseas Board of Directors established a formal Compensation Committee. The Board intends to add additional executive officers in 1996 and beyond, and the Committee will be responsible for developing appropriate compensation policies to attract and retain effective management.

                                           THE BOARD OF DIRECTORS

                                             Bruce M. Barone
                                             Robert J. Clanin
                                             Joseph M. Pyne
                                             Cyril E. Rance
                                             Edwin H. Reitman, Chairman
                                             Walter A. Scott

    The following table shows cash compensation paid or to be paid by Overseas or any of its subsidiaries during 1995 to its Named Executive Officers in all capacities in which they served:

                         SUMMARY COMPENSATION TABLE(1)


                                                                                  LONG TERM
                                                                                 COMPENSATION
                                                                                 ------------
                                                        ANNUAL COMPENSATION         STOCK
                                                     -------------------------   APPRECIATION
            NAME AND PRINCIPAL POSITION              YEAR    SALARY     BONUS    RIGHTS(#)(2)
- ---------------------------------------------------  ----   --------   -------   ------------
Edwin H. Reitman...................................  1995     -0-        -0-        -0-
  President and Chief Executive Officer(3)
Bruce M. Barone....................................  1995   $179,500   $44,200       3,996
  Senior Vice President and Chief Operating
  Officer(4)


- ---------------


(1) Prior to 1995, Messrs. Barone and Reitman were employees of UPS. Overseas paid UPS for their services at agreed upon rates.

(2) Stock Appreciation Rights granted under Overseas' 1995 Stock Appreciation Rights Plan ("1995 Plan").
(3) Mr. Reitman was elected non-executive Chairman of the Board on December 20, 1995 and concurrently resigned as President and Chief Executive Officer.
(4) Mr. Barone was elected President and Chief Executive Officer on December 20, 1995 and concurrently resigned as Senior Vice President and Chief Operating Officer.

                      STOCK APPRECIATION RIGHTS -- GRANTS

    The following table sets forth information concerning grants of Stock Appreciation Rights to the Named Executive Officers in 1995:

                                                                                          POTENTIAL
                                                                                       REALIZED VALUE
                                                                                      AT ASSUMED RATES
                                                                                        OF UPS STOCK
                                        % OF TOTAL                                      APPRECIATION
                                      RIGHTS GRANTED                                   FOR RIGHTS TERM
                                       TO EMPLOYEES    APPRECIATION    EXPIRATION   ---------------------
       NAME          RIGHTS GRANTED      IN 1995          BASE(1)       DATE(2)       5%            10%
- -------------------  --------------   --------------   -------------   ----------   -------       -------
Edwin H. Reitman...         -0-              -0-                                        -0-           -0-
Bruce M. Barone....       3,996             29%           $ 23.75        9/30/00    $26,254       $57,942

- ---------------

(1) Represents the Current Price of the Reference Company (UPS) shares on the date of grant.
(2) Generally, Rights may not be exercised until the expiration of five years from the date of grant, and then only during the 30-day period following the mailing date of UPS's Annual Report to Shareowners for the prior year, and further, Rights may be exercised only in their entirety.

            STOCK APPRECIATION RIGHTS EXERCISES AND HOLDINGS IN 1995


    The following table sets forth information on Stock Appreciation Rights exercised in 1995 by the Named Executive Officers and the value of their unexercised Rights on December 31, 1995:


             AGGREGATED STOCK APPRECIATION RIGHTS EXERCISED IN 1995
                           AND YEAR END RIGHTS VALUE


                                                          NUMBER OF UNEXERCISED      VALUE OF UNEXERCISED RIGHTS
                                                          RIGHTS AT END OF 1995            AT END OF 1995
                     SHARES ACQUIRED   CASH REALIZED   ---------------------------   ---------------------------
       NAME          ON EXERCISE(#)    UPON EXERCISE   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- -------------------  ---------------   -------------   -----------   -------------   -----------   -------------
Edwin H. Reitman...        -0-                -0-          -0-              -0-          -0-               -0-
Bruce M. Barone....        728            $26,779          -0-           21,126          -0-         $ 149,918

RETIREMENT PLANS


    The following table shows the estimated annual retirement benefit payable on a single life only annuity basis to participating employees, including the Named Executive Officer, under Overseas' Retirement Plan and Coordinating Benefit Plan (the "Plans") at age 65 who are also entitled to receive $14,988 per year (maximum currently payable) in primary Social Security benefits:

                               PENSION PLAN TABLE

                                               ESTIMATED ANNUAL RETIREMENT BENEFITS (AS OF
                                                                12/31/95)
                                                    FOR YEARS OF SERVICE(1)(2)(3)(4)
                   AVERAGE                   -----------------------------------------------
               REMUNERATION                  15 YEARS     20 YEARS     25 YEARS     30 YEARS
- -------------------------------------------  --------     --------     --------     --------
                                                             (IN THOUSANDS)
 $100,000..................................  $ 21,403     $ 28,534     $ 35,675     $ 42,806
 $125,000..................................  $ 27,653     $ 36,867     $ 46,092     $ 55,306
 $150,000..................................  $ 33,903     $ 45,199     $ 56,510     $ 67,806
 $175,000..................................  $ 40,153     $ 53,532     $ 66,927     $ 80,306
 $200,000..................................  $ 46,403     $ 61,864     $ 77,345     $ 92,806
 $250,000..................................  $ 58,903     $ 78,529     $ 98,180     $117,806
 $300,000..................................  $ 71,403     $ 95,194     $119,015     $142,806
 $350,000..................................  $ 83,903     $111,859     $139,850     $167,806
 $400,000..................................  $ 96,403     $128,524     $160,685     $192,806
 $450,000..................................  $108,903     $145,189     $181,520     $217,806
 $500,000..................................  $121,403     $161,854     $202,355     $242,806

- ---------------

(1) Under the Overseas' Retirement Plan, participants receive credit for prior service with UPS. In the case of participants with UPS deferred vested benefits, Overseas is responsible for the difference between the amounts shown above and the amounts such participants receive from UPS at retirement.

(2) Amounts exceeding $120,000 would be paid pursuant to Overseas' Coordinating Benefit Plan.

(3) For 1995, no more than $150,000 (which is adjusted from time to time by the Internal Revenue Service) of cash compensation could be taken into account in calculating benefits payable under OPCC Retirement Plan.
(4) Participants who elect payment forms with survivor options will receive lesser monthly amounts than those shown in the above table.

    The compensation covered by the Plans whose benefits are summarized in the table above includes salary plus bonus. The Covered Compensation for each participant in the Plans is the average Covered Compensation of the participant during the five highest consecutive years out of the last ten full calendar years of service.

    Estimated or actual credited years of service under the Plans to the Named Executive Officer, Bruce M. Barone, was 18 years. Edwin H. Reitman was not a Plan participant.

    The Plans permit participants with 25 or more years of benefit service to retire as early as age 55 with no or only a limited reduction in the amount of their monthly benefits.

COMPENSATION INTERLOCKS

    During the last fiscal year, Mr. Reitman, an executive officer of Overseas, participated in deliberations of the Board of Directors concerning executive officer compensation.

EXECUTIVE OFFICERS

    Information concerning the executive officers of Overseas is set forth below:


                      NAME                    AGE                    OFFICE(S)
    ----------------------------------------  ---     ----------------------------------------
    Edwin H. Reitman(1).....................  53      President and Chief Executive Officer
    Bruce M. Barone(2)......................  47      Senior Vice President and Chief
                                                      Operating Officer
    Thomas E. Butler(3).....................  51      Vice President -- Law, Secretary
    Leopold A. Schmidt(3)...................  52      Vice President -- Finance


- ---------------

(1) Mr. Reitman was elected non-executive Chairman of the Board on December 20, 1995 and concurrently resigned as President and Chief Executive Officer.
(2) Mr. Barone was elected President and Chief Executive Officer on December 20, 1995 and concurrently resigned as Senior Vice President and Chief Operating Officer.
(3) Effective March 14, 1996, Thomas E. Butler and Leopold A. Schmidt were designated Executive Officers of Overseas.

    For biographical information concerning Messrs. Reitman and Barone, see "Election of Directors" at page 2 hereof.

    Mr. Butler serves as Vice President -- Law and Secretary of Overseas. Mr. Butler has served as Vice President since June 1990 and Secretary of Overseas since August 1994. Mr. Butler also served as Vice President and Secretary of OPCC since 1995 as well as director. Prior to his Overseas service, Mr. Butler was a member of the UPS Legal Department since before 1990.

    Mr. Schmidt has served as Vice President -- Finance of Overseas since November 1994. He also served as Vice President and director of OPCC since 1994. Prior to Mr. Schmidt's Overseas duties, he was a member of the UPS Financial Planning Department since before 1990.

    The executive officers of Overseas serve at the pleasure of the Board of Directors.

PERFORMANCE GRAPH

    The following graph shows a five year comparison, prepared in accordance with the rules of the SEC, of cumulative total shareowner returns for Overseas, the Standard & Poor's 500 Index (the "S&P 500") and the Standard & Poor's Multi-Line Insurance Companies Index (the "S&P Multi-Line"). The comparison of the cumulative total returns on investment (change in annual stock price plus reinvested dividends) for each of the annual periods assumes that $100 was invested on December 31, 1990 in each of Overseas, the S&P 500 and the S&P Multi-Line.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS
                      (OVERSEAS, S&P 500, S&P MULTI-LINE)

       MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)            OVERSEAS           S&P 500       S&P MULTI- LINE
DEC-90                                       100.00            100.00            100.00
DEC-91                                       125.37            130.46            133.06
DEC-92                                       152.99            140.40            151.39
DEC-93                                       191.24            154.56            169.29
DEC-94                                       225.14            156.54            178.70
DEC-95                                       287.12            217.40            262.07

    Overseas Capital Stock is not listed on a securities exchange or traded in the over-the-counter market. The current price of Overseas Capital Stock at any time during a year is equal to the book value of Overseas Capital Stock on December 31 of the prior year as reported in Overseas' Annual Report to Shareowners. The current price of Overseas Capital Stock is announced approximately ten days after the end of the year. Because the date varied during the years listed above, the performance graph assumes that the price was announced on December 31.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

COMMON RELATIONSHIPS WITH UPS

    Overseas was incorporated under Bermuda law in June 1983 by UPS. On December 31, 1983, prior to commencing operations, Overseas was spun off when UPS paid a special dividend to shareowners of one share of Capital Stock for each share of UPS Common Stock then outstanding, resulting in the distribution of approximately 97% of the outstanding Capital Stock.

    Overseas was organized to reinsure shippers' risks relating to packages carried by UPS as a common carrier as well as to underwrite life and other property and casualty reinsurance for insureds unaffiliated with UPS. Since commencing operations on January 1, 1984, Overseas' primary reinsurance business has been reinsuring insurance issued by United States-based insurance companies unaffiliated with UPS or Overseas covering the risk of loss or damage to shippers' packages carried by UPS' subsidiaries and unaffiliated foreign common carriers whose declared value exceeds $100 or equivalent in foreign currency. The reinsurance of excess value insurance does not involve transactions conducted between UPS and Overseas. National Union Fire Insurance Company of Pittsburgh, PA, New Hampshire Insurance Company, Abeille General Insurance Company and Nichido Fire & Marine Insurance Company, subsidiaries of American International Group, Inc., are the primary insurers that insure customer packages in return for premiums paid by the customers. Overseas reinsures the primary insurers, whose premium payments constitute Overseas' largest source of revenues and profits. Reinsurance premiums earned by Overseas for reinsuring these risks from January 1, 1995 to December 31, 1995 were approximately $360 million or over 48% of Overseas' 1995 revenues. Overseas' reinsurance business has also included reinsurance of workers compensation insurance issued by another United States-based insurance company covering risks of a UPS subsidiary in the State of California.


    Mr. Clanin, an Overseas director, is an executive officer and director of UPS. Messrs. Pyne and Reitman, Overseas directors, are employees of UPS. Overseas reimburses UPS for services performed on behalf of Overseas by employees of UPS. The aggregate amount charged by UPS in 1995 was $150,000. In considering which risks related to UPS's business to reinsure, or which leasing or other arrangements to enter into with UPS, directors and officers of Overseas who are also officers and shareowners of UPS must consider the impact of their business decisions on each of the two companies. Although prevailing market conditions are among the factors considered by them in making such decisions, there can be no assurance that transactions relating to the two companies will be on the most favorable terms that could be obtained by either party in the open market. Overseas does not have any formal conflict resolution procedures. Nevertheless, in connection with the reinsurance by Overseas of risks related to the business of UPS, Overseas believes that the rates charged by the primary insurers reinsured by Overseas are competitive with those charged to shippers utilizing other carriers. Additionally, in connection with major transactions in which UPS and Overseas have been involved, primarily leasing transactions, Overseas has generally obtained fairness or valuation opinions from one or more leading investment banking firms or other organizations with significant expertise in the evaluation of the interests involved.

    Overseas' business has included leasing certain aircraft and real property to UPS's subsidiaries (UPS and its subsidiaries collectively hereafter "UPS") through OPCC. As previously reported, in December 1989, OPCC acquired from UPS the partially constructed Ramapo Ridge Facility which has been completed and is used by UPS as a data processing, telecommunications and operations facility. In 1995 OPCC completed a 27,000 square foot addition to the facility, which is expected to be fully operational in the first quarter of 1996. The facility has been leased to UPS for an initial term ending in 2019. Lease payments have fixed and variable components. Currently, the fixed component provides for aggregate lease payments of approximately $212.3 million over the initial term of the lease. The variable component of the lease payments is based on the number of customer accounts maintained by UPS and will be adjusted accordingly once the addition becomes fully operational. Rentals began in July 1990.


    In December 1989, OPCC acquired from UPS for approximately $67.9 million (the "Assignment Payment") its rights to purchase from the Boeing Company five Boeing 757 aircraft which were then being manufactured. The aircraft were delivered in 1990 and are leased to UPS for a term ending in 2012. Lease payments have fixed and variable components. The fixed component provides for minimum aggregate lease payments of approximately $376.5 million over the term of the lease. The variable component is based on the number of flight hours recorded for the aircraft. Rentals began in the fourth quarter of 1990. Fair market value of the aircraft was determined by an independent aircraft appraiser.

    OPCC has irrevocably assigned the right to receive the fixed component of rentals on the Boeing 757 aircraft and facility leases to its United States special purpose subsidiary, OPL Funding Corp. ("OPL Funding"). OPL Funding pledged its interest in these payments to secure bonds issued to finance the acquisition of the leased assets. UPS' obligation to pay the fixed rentals to OPL Funding is absolute and unconditional during the intended term of each lease, and continues after an early lease termination unless UPS pays to OPL Funding an amount sufficient to defease the remaining interest payments on the bonds (a "termination payment"). In the event that OPCC fails to pay certain income taxes, UPS is obligated to pay additional rentals to provide for such taxes ("tax payments"). OPCC is required to reimburse UPS the amount of any such termination or tax payments.

    At the conclusion of each of the leases, UPS may purchase the aircraft and the facility at fair market value. UPS has an option to purchase the land on which the facility is located, but not the buildings, from OPCC in 2050 for approximately $63.7 million, subject to certain adjustments for increases in the fair market value of the land.

    In 1995, OPCC and its subsidiary received rental payments of approximately $40.5 million in the aggregate from UPS pursuant to the leases described above.

    In November 1986, UPS sold six Boeing 747 aircraft to a trust for the benefit of the UPS Thrift Plan and the UPS Retirement Plan (the "UPS Plans"), and the trust leased the aircraft back to UPS for a term of 15 years. The net purchase price of approximately $149 million was the fair market value of the aircraft at the time of sale, as determined by an independent aircraft appraiser. The purchase price was financed through an investment of the UPS Plans of approximately $50 million of their own funds and by an issuance of the trust to Overseas of approximately $101.7 million of 11% Secured Equipment Certificates ("Certificates") of which Overseas sold approximately $42.2 million to Citibank, N.A. ("Citibank"). The Certificates are collateralized by, and recourse is limited to, rental payments under the lease, the aircraft, the lease itself and other related assets.

    On December 29, 1995 the Certificates were redeemed by UPS one year prior to the tenth anniversary of the lease. Overseas received approximately $9.5 million for their interests including certain penalty charges for early termination by UPS.

    Approximately 12.6% of Overseas' operating revenues are derived directly from business with UPS and its subsidiaries, and approximately 87.4% is derived from business with other entities.

    In February 1994 and February 1995 Overseas purchased four million and three million shares of its Capital Stock from UPS for $35.2 million and $29.6 million, respectively. These purchases were effected at the prices at which, at the time of the transaction, UPS had the right to purchase such shares from Overseas shareowners. See "ELECTION OF DIRECTORS -- Stock Ownership of Certain Beneficial Owners and Management."

OTHER RELATED TRANSACTIONS

    Mr. Sharpe, an Overseas Alternate director, is a partner at the law firm of Conyers, Dill & Pearman, which provides legal services to Overseas.

SECTION 16(A) FILINGS

    Based solely on the review of the forms required by Section 16(a) of the Securities Exchange Act of 1934 that have been received, Overseas believes that all filing requirements applicable to its officers, directors and beneficial owners of greater than 10% of its Capital Stock have been complied with.

                  AMENDMENT OF BYE-LAW 40 AND OF BYE-LAW 12(7)


    The Board of Directors have approved and set for shareowner vote a proposal to amend Bye-law 40 of Overseas' Bye-laws so that Overseas would replace UPS as the entity having rights thereunder to repurchase Overseas' stock.


BACKGROUND

    Overseas was organized in Bermuda by UPS in 1983. On December 31, 1983, the shares of Overseas were distributed as a special dividend to the shareowners of UPS on a 1-for-1 basis.

    At that time, Bermuda law did not permit Bermuda companies to repurchase their own shares. Accordingly, the repurchase rights contained in Bye-law 40 were assigned to UPS, and UPS assumed responsibility for acting as the market maker for Overseas stock.

    Overseas shares are not traded on any securities exchange or in the organized over-the-counter market, and repurchases by UPS constitute the only market for Overseas shares.

    Since its incorporation, Overseas has grown steadily. With assets of $2.4 billion and a net worth exceeding $1.6 billion as of December 31, 1995, Overseas has more than sufficient resources to act as market maker for its own stock. Bermuda law now permits Bermuda companies to repurchase their own stock.

REPURCHASE RIGHTS UNDER BYE-LAW 40

    Under Bye-law 40 as amended and restated, a copy of which is attached as Exhibit "A", no outstanding shares of Overseas' Capital Stock entitled to vote generally in the election of directors, or an interest in said shares may be transferred, except by a bona fide gift or inheritance, unless such shares shall have first been offered, by written notice, for sale to the Company at the lower of their net book value or the price at which they are to be offered to the proposed transferee and on the same terms upon which they are to be offered to the proposed transferee. All transferees of shares hold their shares subject to the same restrictions. Shares of Capital Stock may be pledged but they may not be transferred upon foreclosure unless they have first been offered to the Company in the manner described above.


    Notwithstanding the Company's right of first refusal as discussed above, the Company also has the right under Overseas' Bye-laws as amended and restated, to purchase shares of Capital Stock distributed as incentive awards (including awards under the UPS Managers Incentive Plan) following the recipient's retirement, death or other termination of employment with Overseas, UPS or their respective subsidiaries. The Company may exercise this right to purchase all or a portion of such shares of a former employee at any time within a period of three years following such termination (if the shareowner owns less than 500 shares of UPS's common stock) or thirteen years (if the shareowner owns 500 or more shares of UPS's common stock) unless otherwise agreed by the individual and the Company. The purchase price will be the net book value of the shares at the time of purchase. Any transferee of shares of Capital Stock owned by recipients of incentive awards of Overseas shares will hold the shares subject to this right of purchase by the Company.


    Under Overseas' amended and restated Bye-laws, the Company has the right to purchase shares of Capital Stock which have been and may be issued as stock dividends (including those held in the: UPS Managers Stock Trust, UPS Managers Stock Plan, UPS Stock Plan, UPS Thrift Plan Trust or the UPS Retirement Trust), or in stock splits, recapitalizations or reorganizations of Overseas similar to the rights that it has to purchase the shares on which the dividend, split, recapitalization or reorganization shares were issued. The Company also has the right to purchase Capital Stock in a number of other circumstances as specifically identified in Bye-Law 40 (See Exhibit "A").

ADVANTAGES OF AMENDMENT TO UPS AND OVERSEAS

    The proposed amendment and restatement of Bye-law 40 would be advantageous to both Overseas and UPS.


    The amendment will help Overseas accomplish one of its corporate objectives of establishing a direct relationship with its shareowners. UPS would benefit by achieving greater liquidity. At present, UPS repurchases all of the Overseas shares available for repurchase in any year. In the last five years, this has caused UPS to repurchase approximately 33 million shares in excess of its need for Overseas shares for distribution to UPS employees under its stock compensation plans and the Continuous Offering (the "UPS Plans"). These shares were subsequently purchased by Overseas from UPS and constructively retired. If the amendment is approved, UPS will purchase directly from Overseas only the shares it needs for its stock compensation plans and Overseas and UPS employees will be able to purchase Overseas shares directly from Overseas.


OVERSEAS SHARES WILL CONTINUE TO BE AVAILABLE FOR DISTRIBUTION TO UPS EMPLOYEES


    If the amendment is approved, Overseas' Board of Directors intends to continue to make its shares available for sale and distribution to UPS employees. The Overseas Board of Directors believes that it is in the best interests of Overseas to make its shares available for sale and distribution to UPS employees because UPS employees control the frequency of loss or damage to packages carried by UPS which are reinsured by Overseas.

BYE-LAW 12(7)

    In 1991, shareowners approved the addition of Bye-law 12(7) to Overseas' Bye-laws. Bye-law 12(7) permits Overseas to repurchase its shares in limited circumstances: from UPS or when UPS has waived its right of first refusal. If the amendment and restatement of Bye-law 40 is approved, Bye-law 12(7) will be renumbered as 12(6) and reworded to expressly permit the Company to repurchase its own shares in accordance with Bermuda law.

UPS WILL VOTE FOR THE AMENDMENT


    UPS was the owner of 3,423,011 Overseas shares as of June 14, 1996. UPS has advised Overseas that it intends to vote these shares in favor of the amendments.


RECOMMENDATION


    The Board of Directors recommends that shareowners vote FOR the amendments of Bye-law 40 and Bye-law 12(7).


                           ADOPTION OF BYE-LAW 40A


    The Board of Directors also has approved and set for shareowner vote a proposal to add a new Bye-law 40A to the Company's Bye-laws. Bye-law 40A, a copy of which is attached as Exhibit "B", would give Overseas a right to repurchase shares hereafter distributed by the Company pursuant to stock purchase plans maintained by the Company or UPS from time to time (collectively, the "Plans").



    In addition, any subsequent amendment to or deletion of proposed Bye-law 40A would require the affirmative vote of the holders of at least 80% of the voting power of all outstanding shares of stock of the Company entitled to vote generally in the election of directors.


    Since 1986, UPS has maintained the Plans pursuant to which UPS employees and others approved by UPS have been able to purchase units consisting of UPS and Overseas shares.

    Overseas was incorporated in 1983 prior to the inception of the Plans. As a result, the Overseas Bye-laws do not contain rights to repurchase shares distributed under the Plans.

    Each purchaser of shares under the Plans has been required to agree to repurchase rights in favor of UPS as part of his or her subscription. The repurchase rights contained in the subscription agreement are the same as those under Bye-law 40 for shares distributed as incentive awards.

    As part of a general transfer of repurchase rights, UPS intends to assign its rights under the previously executed subscription agreements to Overseas. Approval of Bye-law 40A would merely extend Overseas' rights of repurchase to shares subsequently issued. If Bye-law 40A is not approved, UPS will continue to include provisions granting repurchase rights in future subscription agreements.

    The Board of Directors recommends that shareowners vote FOR the adoption of Bye-law 40A

                            ADOPTION OF BYE-LAW 40B


    The Board of Directors further approved and set for shareowner vote a proposal to add a new Bye-law 40B to the Company's Bye-laws. Bye-law 40B, a copy of which is attached as Exhibit "C", would give Overseas rights to repurchase shares distributed after August 7, 1996. These rights would apply to shares that may be distributed for any reason that would not be subject to the repurchase rights set forth in amended and restated Bye-law 40 and new Bye-law 40A.


    Adoption of Bye-law 40B would ensure that all shares issued in the future are subject to the Company's repurchase rights without further shareowner action, and therefore, would facilitate future stock issues.


    The Board of Directors has no present intention to issue new shares or to distribute repurchased shares other than to employees of UPS and Overseas.


    If Bye-law 40B is approved by the shareowners, any subsequent amendment to or deletion of proposed Bye-Law 40B would require the affirmative vote of the holders of at least 80% of the voting power of all outstanding shares of stock of the Company entitled to vote generally in the election of Directors.

    The Board of Directors recommends that shareowners vote FOR the adoption of Bye-law 40B.

          AMENDMENTS TO CONFORM TO BERMUDA LAW AND FOR OTHER PURPOSES


    In addition to the amendments discussed above, the Board of Directors has approved and set for shareowner approval a number of amendments to the Bye-laws that clarify certain provisions of the Bye-laws, permit the Company to take advantage of changes in Bermuda law since the last amendments to the Bye-laws and delete old provisions that are inconsistent with these changes. The most significant of these changes are: (i) an amendment to Bye-law 24 that deals with the ability of Members (as such term is defined in the Bye-laws) to convene a Special General Meeting of Members; (ii) the amendment of Bye-law 27 that governs acts done by written resolution of the Members; (iii) the amendment of Bye-law 28 to delete provisions pertaining to voting by a show of hands; and
(iv) the amendment of Bye-law 66 to conform to changes in Bermuda law governing the indemnification of officers and directors of the Company.


    The Board of Directors believes that each of the changes mentioned above is in the best interest of the Company and will facilitate effective management of the Company's operations in accordance with Bermuda law as currently in effect.

    The Board of Directors recommends that shareowners vote FOR the approval of the amendments mentioned above.


                      APPROVAL OF ADVANCES TO FIRST UNION



    If the Bye-Law amendments and additions relating to stock repurchases described above are approved by shareowners, First Union Bank will continue to act as Custodian for Overseas shares.



    Under current circumstances, advances to First Union to fund share purchases and to pay First Union's fees for services may be considered to be "prohibited financial assistance" under Bermuda law unless approved by shareowners. The Board of Directors recommends that shareowners vote FOR this proposal.

                 APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors recommends, for appointment by the shareowners, Deloitte & Touche, Chartered Accountants, as independent auditors, to audit the consolidated financial statements of Overseas for the year ending December 31, 1996 and to prepare a report on such audit. A representative of Deloitte & Touche will not be present at the annual meeting, but officers of Overseas will be available to respond to appropriate questions by shareowners.

                              VOTING REQUIREMENTS

    Overseas' Bye-laws require that at any Annual Meeting of shareowners, two shareowners present in person and representing in person or by proxy in excess of 50% of the outstanding voting shares of Capital Stock will constitute a quorum for the Meeting. The Bye-laws further provide that any question brought before the Meeting will be decided on a simple majority of the votes cast, unless otherwise provided by The Companies Act of 1981 of Bermuda.


    The election of Directors, the appointment of auditors, the approval of Bye-laws 12(7), 40A and 40B, the approval of advances to First Union and the approval of other Bye-law changes will be decided by a simple majority of 50% plus one of the votes cast. The approval of the amendment of Bye-law 40 will be decided by the affirmative vote of the holders of at least 80% of the voting power of all outstanding shares of stock of the Company entitled to vote generally in the election of directors. A vote withheld in the election of directors will be counted as a vote against a nominee. An abstention will have no effect on the outcome of the voting.


                                 OTHER BUSINESS


    The Board is not aware of any business other than the election of directors and an alternate director, the approval of the amendment of Bye-laws 40 and 12(7), the approval of Bye-laws 40A and 40B, the approval of the other Bye-Law changes, the approval of advances to First Union and the appointment of auditors to be presented for action at the meeting. However, should any other matter requiring a vote of the shareowners arise, the proxies named in the accompanying proxy or Letter of Instruction, as the case may be, will vote in accordance with their own best judgment.


                              SHAREOWNER PROPOSALS


    In order for proposals of shareowners to be considered for inclusion in the proxy materials for the 1997 Annual Meeting, such proposals must be received by the Secretary of Overseas not later than January 15, 1997.


    A COPY OF THE 1995 ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE UPON WRITTEN REQUEST TO: THOMAS E. BUTLER, SECRETARY, OVERSEAS PARTNERS LTD., CRAIG APPIN HOUSE, WESLEY STREET, HAMILTON HM GX, BERMUDA.

                                  EXHIBIT "A"

                              PROPOSED BYE-LAW 40

                               TRANSFER OF SHARES

    40. The instrument of transfer shall be in the form or as near thereto as circumstances permit of Form "A" in the Schedule hereto. The transferor shall be deemed to remain the holder of each share until the same has been transferred to the transferee in the Register of Members. The following conditions shall apply to the transfer of shares:


        (1) No shares in the Company entitled to vote generally in the election of directors ("voting shares"), or an interest in said shares, shall be transferred to any person, firm or corporation, unless said shares shall have been offered for sale, as provided in this Bye-law, to the Company, or any corporation or corporations which shall succeed the Company by way of consolidation, merger, reorganisation or otherwise. (For exceptions relating to bona fide gifts, inheritance and certain other transfers see paragraph
    (8)).


        (2) A Member who in good faith desires to transfer to a transferee, other than the Company, all or any of his voting shares in the Company shall deliver to the treasurer of the Company at its principal place of business as designated by the Company, written notice of his intention to make such transfer, stating the number of voting shares to be transferred, the name and address of the proposed transferee and the price and terms upon which such shares will be transferred. Such notice shall also bear a statement signed by the proposed transferee representing that the information therein set forth is true and correct.

        (3) For a period of thirty days after receipt of such notice of intention by the treasurer of the Company, the Company shall have the exclusive option to purchase all, or a part, of said voting shares at the price and on the terms set forth in this Bye-law. The Company shall exercise its option to purchase any such voting shares by mailing, registered or certified mail, postage prepaid, prior to the expiration of the thirty-day period, to the Member at his last known address, written notice by the Company, signed by the treasurer or an assistant treasurer of the Company of the decision by the Company to exercise its option. The Company shall be free to transfer shares of the Company without compliance with this Bye-law, but any transferee shall transfer shares so obtained from the Company only in accordance with this Bye-law.

        (4) If the Company shall fail to exercise its option as set forth above with respect to all voting shares set forth in the Member's notice of intention, or if the Company shall by a writing, signed by its treasurer or assistant treasurer, elect either not to exercise such option or to waive such option prior to receipt of formal notice of a proposed transfer, then the Member may, within a period of twenty days after either the expiration of the thirty-day period of the Company option or the execution of written election or waiver by the treasurer or assistant treasurer of the Company, as the case may be, sell pursuant to the notice of intention given by him or the written waiver, as the case may be, all, but not a part, of the shares, therein described which the Company elected not to purchase pursuant to its option as above set forth, for the price and on the terms therein described.

        (5) If the Company fails to exercise, elects not to exercise, or waives its options hereunder with respect to all voting shares set forth in the Member's notice of intention, and the transfer of any such shares as proposed is made within such twenty-day period provided for such transfer, the transferee shall thereafter hold said shares subject to all the restrictions herein provided. If the Company fails to exercise, elects not to exercise, or waives its option hereunder with respect to all voting shares set forth in the Member's notice of intention, and the proposed transfer of any such shares is not made within said twenty-day period provided for such transfer, no future proposed transfer by the Member, whether to the same or to a different proposed transferee or whether on the same or different terms, may be made until and unless the procedure hereinabove set forth has been again followed.

        (6) The closing of any purchase by the Company pursuant to this Bye-law shall take place at the principal place of business of the Company, at a time agreed upon by the parties but no later than thirty days from the date notice of the Company's intention to purchase is mailed to the Member. If the Member fails to deliver the certificates or other evidence of the Member's interest therein at the time of the closing of such sale, the Company may deposit the purchase price in any bank or trust company in a special account with instructions to pay the same to such Member upon receipt of the certificates for the Company's voting shares duly endorsed. From and after the date of such deposit, all rights and interest of such Member, and all persons claiming by, through and under him, in and to such shares shall cease, and he shall have no further rights or interest with respect to such shares other than to receive the purchase price without interest; and, if the Company shall record the transfer of such shares to the Company, it shall cancel the Member's certificate or certificates on its books.


        (7)(a) Voting shares of the Company distributed by UPS as dividends upon the Capital Stock of UPS, which shares of Capital Stock of UPS are or were held in the UPS Managers Stock Trust ("Trust") for the account of a member of such Trust, shall be subject to purchase by the Company, at the Company's option, upon the termination, by death or otherwise, of the Member's employment with Overseas, UPS or any of their respective subsidiaries, or upon the termination of the Trust. If the Member beneficially owns less than 500 shares of the Capital Stock of UPS in the Trust, then for a period of three years from termination of the Member's employment the Company shall have the right to purchase all or part of the voting shares of the Company described in this subparagraph (a) held by such Member. If the Member beneficially owns 500 or more shares of UPS Capital Stock in the Trust, then for a period of Thirteen years from the termination of the Member's employment the Company shall have the right to purchase a cumulative annual maximum of ten percent of the voting shares of the Company described in this subparagraph (a) held by such Member. All heirs, legatees and personal representatives who receive such shares of the Company distributed as dividends as described in this subparagraph (a) shall hold such shares subject to this subparagraph (a). If the Trust terminates the Company shall have the right to purchase voting shares of the Company described in this subparagraph (a) in accordance with subparagraph (b) below.



           (b) Voting shares of the Company distributed by UPS as dividends upon the Capital Stock of UPS, which shares of Capital Stock of UPS are or were held pursuant to the UPS Managers Stock Plan, shall be subject to purchase by the Company when the Member serves notice of his desire to terminate the option which allows UPS to purchase the UPS Capital Stock distributed under the UPS Managers Stock Plan and held by such Member. The Company shall have the exclusive option to purchase voting shares of this Company within sixty days from receipt of such notice.



           If the Member does not serve notice on the Company, then for three years after the termination of such Member's employment the Company shall have the option to purchase any or all of the voting shares of the Company described in this subparagraph (b). If a Member transfers voting shares of the Company described in this subparagraph (b) to anyone other than the Company, then the transferee of such Member shall hold such shares of the Company subject to this subparagraph (b).

           (c) Voting shares of the Company distributed as dividends upon the Capital Stock of UPS, which shares of Capital Stock of UPS are held pursuant to the UPS Stock Plan, shall be subject to purchase by the Company whenever the Member requests the Company to purchase such voting shares of the Company. If the Member requests such purchase by the Company then the Company is obligated to purchase annually ten percent of the voting shares of the Company held by the Member until all of such shares are purchased by the Company or the Member transfers such shares to a third party. If the Members transfers such shares of the Company to a third party, the Company shall have the option at any time to purchase any or all of the shares so transferred for one year after the transfer.



           (d) Voting shares of the Company distributed by UPS as dividends upon the Capital Stock of UPS, which shares of Capital Stock of UPS are or were held by the UPS Thrift Plan Trust or the UPS Retirement Trust, shall be subject to purchase by the Company, at the Company's option, at any time within three years of the transfer of the Company shares or voting shares of the Company by the trustee of the UPS Thrift Plan Trust or the trustee of the UPS Retirement Trust.


           (e) Voting shares of the Company distributed by UPS as dividends upon the Capital Stock of UPS, which shares of Capital Stock of UPS were issued pursuant to any of the Agreements and Plans of Reorganisation dated as of December 4, 1979, between UPS on the one hand, and Parmac Corporation, Nuparmac Corporation or Parco Managers Corporation, on the other, or as the result of any stock dividend, stock split, recapitalisation or other similar event in respect of shares of the Company's Capital Stock shall be subject to purchase by the Company, at the Company's option, at any time after January 10, 1985, upon the Company giving the Member ninety days prior notice of the Company's intent to purchase such shares. Any transferee who receives voting shares of the Company described in this subparagraph (e) shall hold such shares subject to this subparagraph (e).

           (f) Voting shares of the Company distributed by UPS as dividends upon the Book Value Shares issued pursuant to the 1981 Stock Option Plan shall be subject to purchase by the Company, at the Company's option, at any time in accordance with the provisions of subparagraph (a) of this paragraph (7).

           (g) Voting shares of the Company issued as incentive awards to employees of the Company or UPS, or any of their respective subsidiaries shall be subject to purchase by the Company in the same manner and at the same times as such shares would be subject to purchase if they had been issued as dividends upon the Capital Stock of UPS held in the Trust pursuant to subparagraph (a) of this paragraph 7.

           (h) If a Member executes an Option Extension Agreement under the UPS Managers Stock Trust or the UPS Managers Stock Plan then the Company shall retain the right to purchase voting shares of the Company, held by such Member, in accordance with subparagraphs (a) and (b), except that the longer period of time stipulated in the duly executed Option Extension Agreement shall apply.

        (8) A transfer of voting shares, or interest therein, by way of a bona fide gift or by way of inheritance, and a transfer of voting shares by the Trustee of the UPS Managers Stock Trust to the member of such Trust for whose account the Trustee has received such shares, shall not require a prior offering to the Company as herein provided, but the donee, legatee, or other recipient thereof shall hold such shares subject to the restrictions provided in this Bye-law. A transfer of voting shares, or interest therein, by operation of law, which includes, but is not limited to, bankruptcy and descent or distribution, shall not require a prior offering to the Company as provided in this Bye-law, but the trustee, heir or other recipient thereof shall hold said shares subject to the restrictions provided in this Bye-law. A transfer of a security interest in voting shares of the Company, whether by lien, pledge, mortgage, deposit or otherwise shall not require a prior offering to the Company, but no purchaser at any sale, private or judicial, upon foreclosure or execution shall become the owner of said shares or have said shares registered in his name until he shall have first offered said shares to the Company for purchase in accordance with this Bye-law.

        (9) The restrictions upon the sale or transfer of voting shares of the Company provided in this Bye-law shall apply to all voting shares in the hands of all holders or owners, whether original Members or subsequent purchasers or transferees, and whether acquired through the voluntary or involuntary act of a Member or by operation of law, and whether part of the first authorised issue or by any subsequent or increased issue.

        (10) Any transfer in violation of this Bye-law shall be null and void and of no force or effect whatsoever. No voting shares of the Company shall be transferred on the books of the Company until the Member intending such transfer shall have complied with the provisions of this Bye-law.

        (11) A legend referring to the provisions of this Bye-law shall be printed, stamped, written or endorsed upon each and every share certificate issued after the effective date of this revised Bye-law 40(11) by the Company. Such legend shall read as follows:

       "The sale or other transfer of shares of the Company, or any interest therein, as represented by this certificate, whether voluntary or involuntary or by operation of law, is subject to a right to purchase by the Company as more fully provided for in the Bye-laws of the Company. The holder of this certificate is hereby put on notice that any transfer or sale of the shares represented by this certificate in violation of said right of purchase will be null and void and of no force or effect whatsoever. Copies of the Bye-laws of the Company are available for inspection during business hours at the Company's principal place of business."

        Any legend referring to the right of UPS to purchase the shares of the Company, or any interest therein, appearing on share certificates issued prior to the effective date of this revised Bye-law 40(11) shall be deemed, from and after the effective date of this revised Bye-law 40(11), to refer to the right of the Company to purchase the shares represented by such share certificate pursuant to the provisions of this revised Bye-law 40.

        (12) In addition to the legend described in paragraph (11) hereof, a legend specifically referring to the provisions of paragraph (7) hereof shall be printed, stamped, written or endorsed upon each and every share certificate issued by the Company. Such legend shall read as follows:

       "In addition to the right of purchase in connection with the sale or transfer of the shares of the Company or any interest therein stated above, the Company has the right to purchase the shares of the Company represented by this certificate in certain circumstances. Any transferee of these shares shall hold them subject to such rights. Copies of the Bye-laws of the Company are available for inspection during business hours at the Company's principal place of business."

        Any legend referring to the right of UPS to purchase the shares of the Company, or any interest therein, appearing on share certificates issued prior to the effective date of this revised Bye-law 40(12) shall be deemed, from and after the effective date of this revised Bye-law 40(12) to refer to the right of the Company to purchase the shares represented by such share certificate pursuant to the provisions of this revised Bye-law 40.

        (13) The purchase price per share to be paid by the Company upon the exercise of the options provided by this Bye-law shall be the net book value of each such share as determined from the Company's most recent audited balance sheet as reported in its annual report to Members and mailed to its Members or otherwise generally made available as of the date of the closing of such sale, or, if purchased by the Company pursuant to the right described in paragraph (3) of this Bye-law, the lesser of: (a) such net book value of such share; or (b) the price at which such shares are proposed to be sold as set forth in paragraph (2) of this Bye-law 40. Net book value shall be determined in accordance with generally accepted accounting principles as applied in the United States of America. The aforementioned purchase price shall be paid in United States dollars.

        (14) Notwithstanding anything contained in the Bye-laws to the contrary, any amendment to or deletion of this Bye-law 40 shall require the affirmative vote of the holders of at least 80% of the voting power of all outstanding shares of stock of the Company entitled to vote generally in the election of Directors.

                                  EXHIBIT "B"

                              PROPOSED BYE-LAW 40A


    40A. Voting shares of the Company subscribed for (on or after the effective date of these Amended and Restated Bye-Laws) by a Member pursuant to stock purchase plans maintained by the Company or UPS from time to time, and any voting shares distributed by UPS or the Company as dividends on such shares or in stock splits or reclassifications of the Company's voting shares and any other securities or property delivered as a distribution on the Company's voting shares (all of which are referred to collectively as "Resulting Securities") shall be subject to purchase by the Company following the retirement, death or other termination of employment of the Member with Overseas, UPS or any of their respective Subsidiaries. If at the time of the Member's retirement, death or other termination of employment with the Company, UPS or any of their respective Subsidiaries, the Member beneficially owns less than 500 shares of the Capital Stock of UPS, then the Company may exercise its right to repurchase all or a portion of the Company's voting shares and any Resulting Securities at any time within a period of three years following such termination. If at the time of the Member's retirement, death or other termination of employment with the Company, UPS or any of their respective Subsidiaries, the Member beneficially owns 500 or more shares of the Capital Stock of UPS, then for a period of thirteen years from such termination the Company may exercise its right to repurchase a cumulative annual amount of ten percent of the Company's voting shares and any Resulting Securities. The purchase price per share to be paid by the Company upon the exercise of the foregoing right to purchase shall be that provided in Bye-law 40(13) hereof. Any transferee of the Company's voting shares and any Resulting Securities including, without limitation, purchasers, donees, heirs, legatees and personal representatives and any subsequent transferee thereof, will acquire and hold such voting shares and Resulting Securities subject to the rights of repurchase of the Company described in this Bye-law 40A.


    Notwithstanding anything contained in these Bye-laws to the contrary, any amendment to or deletion of this Bye-law 40A shall require the affirmative vote of the holders of at least 80% of the voting power of all outstanding shares of stock of the Company entitled to vote generally in the election of Directors.

                                  EXHIBIT "C"

                              PROPOSED BYE-LAW 40B


    40B. Any and all shares of the Company distributed on or after the effective date of these Amended and Restated Bye-laws that for any reason are not subject to the provisions of Bye-law 40 or Bye-law 40A shall be subject to purchase by the Company, at the Company's option, following the retirement, death or other termination of the Member's employment with Overseas, UPS, or any of their respective subsidiaries. If, at the time of the Member's retirement, death or other termination of employment with the Company, UPS, or any of their respective subsidiaries, the Member beneficially owns less than 500 shares of the Capital Stock of the Company then for a period of three years from such termination of the Member's employment the Company shall have the right to purchase all or part of such voting shares of the Company held by such Member. If, at the time of the Member's retirement, death or other termination of employment with the Company, UPS, or any of their respective subsidiaries, the Member beneficially owns 500 or more shares of the Capital Stock of the Company then for a period of thirteen years from such termination of the Member's employment the Company shall have the right to purchase a cumulative annual maximum of ten percent of the voting shares of the Company held by such member. The purchase price per share to be paid by the Company upon the exercise of the foregoing right to purchase shall be that provided in Bye-law 40(13) hereof.



    Any transferee of the Company's voting shares including, without limitation, purchasers, donees, heirs, legatees and personal representatives and any subsequent transferee thereof, will acquire and hold such voting shares and Resulting Securities (as defined in Bye-law 40A) subject to the rights of the Company described in this Bye-law.


    Notwithstanding anything contained in the Bye-laws to the contrary, any amendment to or deletion of this Bye-law 40B shall require the affirmative vote of the holders of at least 80% of the voting power of all outstanding shares of stock of the Company entitled to vote generally in the election of Directors.


    Bye-law 40, Bye-law 40A and Bye-law 40B set forth herein shall become effective on August 7, 1996 (the "Effective Date") and shall apply to all of the voting shares of the Company issued and outstanding on such Effective Date and to any and all voting shares of the Company thereafter issued. If for any reason the amendments to Bye-law 40 made as of such Effective Date, or the additional provisions of Bye-law 40A and Bye-law 40B shall be determined by a final judicial decree to be invalid or unenforceable, then the provisions of Bye-law 40 as in effect immediately prior to the Effective Date shall be deemed to have been continued in full force and effect from and after the Effective Date with respect to all voting shares of the Company issued prior to, on or after the Effective Date.

                                  EXHIBIT "D"

                         PROPOSED AMENDED AND RESTATED
                                    BYE-LAWS
                                       OF

                             OVERSEAS PARTNERS LTD.


                         EFFECTIVE AS OF AUGUST 7, 1996


                                     INDEX

                                 SUBJECT                                    BYE-LAW NO.
- --------------------------------------------------------------------------  ------------
ACCOUNTS
  Balance sheet and income account........................................  55
  Requirement to be kept..................................................  53
AUDIT
  Access to Company books.................................................  60
  Appointment of Auditor..................................................  56
  Remuneration of Auditor.................................................  58
  Requirement for annual audit............................................  57
  Vacation of office of Auditor...........................................  59
BYE-LAWS
  Alteration of Bye-laws..................................................  68
CAPITALISATION
  Issue of bonus shares...................................................  52
DIRECTORS
  Alternate Directors.....................................................  4(4), 4A
  Appointment of Chairman.................................................  14A
  Contracts with the Company..............................................  10(1)
  Disclosure of interest..................................................  10(2)
  Election of first Directors.............................................  4(1)
  Election of subsequent Directors........................................  4(2)
  Meetings of the Board...................................................  6
  Notice of Directors Meetings............................................  7
  Notice of Member Nominees...............................................  4A
  Number of Directors.....................................................  4(1)
  Power of Directors to fill vacancies....................................  4(3), (6)
  Quorum..................................................................  8(1)
  Register of Directors and Officers......................................  18A
  Removal of Directors....................................................  4(5)

                                 SUBJECT                                    BYE-LAW NO.
- --------------------------------------------------------------------------  ------------
  Conference Telephone Meeting............................................  8(2)
  Vacation of office......................................................  4(7)
  Validity of acts........................................................  11
POWERS OF DIRECTORS
  Power to appoint attorney...............................................  12(6)
  Power to appoint managing director, etc.................................  12(3)
  Power to appoint manager................................................  12(4)
  Power to authorize specific actions.....................................  12(5)
  Power to delegate to a committee........................................  13(1)
  Power to appoint and dismiss servants...................................  13(2)
  Power to enter into contracts...........................................  12(2)
  Power to manage and pay expenses........................................  12(1)
DIVIDENDS
  Declaration by Directors................................................  49(1)
  Deductions from dividends...............................................  51
  Other distributions.....................................................  49(2)
  Reserve fund............................................................  50
FINANCIAL YEAR
  Resolution of Directors to determine....................................  54
INDEMNITY
  Of Officers of the Company..............................................  66(1)
  Waiver of claim by Member...............................................  66(2)
MEETINGS
  Adjournment of Meetings.................................................  26(2)
  Annual General Meeting -- business conducted at.........................  24A
  Annual General Meeting -- notice of.....................................  21
  Annual General Meeting -- requirement for...............................  21
  Authorization of corporate representative...............................  31(2)
  Ballot paper on poll....................................................  29
  Casting vote............................................................  28(8)
  Decision of Chairman....................................................  28(4)
  Defect or failure to give notice........................................  23
  Demand for a poll.......................................................  28(5)
  Instrument of proxy.....................................................  31(1)
  Members requisition.....................................................  24, 24A
  Resolutions and votes...................................................  28(2)
  Postponement of Meetings................................................  25(3)

                                 SUBJECT                                    BYE-LAW NO.
- --------------------------------------------------------------------------  ------------
  Quorum for General Meeting..............................................  26(1)
  Seniority of joint holders voting.......................................  30
  Special General Meeting.................................................  22
  Voting at Meetings......................................................  28(1)
  Voting procedure........................................................  28(3), 28A
  Waiver of notice........................................................  25
  Written resolution......................................................  27
MEMBERS
  Contents of Register....................................................  37
  Determination of Members................................................  39
  Inspection of Register..................................................  38
  Requirement for Register of Members.....................................  37
MINUTES
  Obligation of Directors to keep.........................................  20
NOTICES
  Time for Annual General Meeting.........................................  21
  Time for Special General Meeting........................................  22
  Time of delivery........................................................  64
  To any Member of the Company............................................  62
  To joint Member.........................................................  63
OFFICERS
  Appointment of Secretary................................................  16
  Chairman................................................................  17
  Duties of Secretary.....................................................  18
  Duties of Officers......................................................  19
  Requirement for.........................................................  15
  Appointment of..........................................................  15
SEAL
  Affixation -- requirements for..........................................  65

                                 SUBJECT                                    BYE-LAW NO.
- --------------------------------------------------------------------------  ------------
SHARES -- General
  Alteration of share capital.............................................  32(6)
  Death of one joint shareholder..........................................  33(2)
  Finance for purchase of shares..........................................  32(5)
  Power of Directors to issue shares......................................  32(1)
  Power of Company to purchase its shares.................................  12(7)
  Registered holder.......................................................  32(4)
  Redeemable preference shares............................................  32(2)
  Share certificates......................................................  34
  Variation of share rights...............................................  32(3)
CALLS ON SHARES
  Discretion of Directors on calls........................................  36
  Interest on calls.......................................................  35
  Power of Directors to make calls........................................  35
TRANSFER OF SHARES
  Directors may require further evidence..................................  42
  Instrument of transfer..................................................  40
  Joint shareholders......................................................  44
  Power of Directors to refuse to register................................  41
TRANSMISSION OF SHARES
  Executors or administrators -- position of..............................  45
  Registration of Member or nominee.......................................  46
FORFEITURE OF SHARES
  Continuing liability of Member..........................................  48
  Notice of forfeiture....................................................  47
WINDING-UP
  Distribution by Liquidator..............................................  67

                                 INTERPRETATION

    1. In these Bye-laws the following words and expressions shall, where not inconsistent with the context, have the following meanings respectively:

        (1) "Member" means the person registered in the Register of Members as the holder of shares in the Company and, when two or more persons are so registered as joint holders of shares, means the person whose name stands first in the Register of Members as one of such joint holders or all of such persons as the context so requires;

        (2) "Notice" means written notice unless otherwise specifically stated;

        (3) "The Act" means "The Companies Act of 1981" and every statutory modification thereof;

        (4) "The Company" means the Company for which these Bye-laws are approved and confirmed;

        (5) "Secretary" means the person appointed to perform the duties of Secretary of the Company and includes any Assistant or Acting Secretary;

        (6) "Auditor" includes any individual or partnership;

        (7) "Register of Directors and Officers" means the Register of Directors and Officers described in Bye-law 18A.

        (8) "Registered Address" means the address of a Member as shown in the Register of Members;

        (9) "Mailing" includes posting or forwarding by courier service or transmitting by cable, telex, telecopier, facsimile or other such methods of transmitting written communications.

    2. In these Bye-laws, unless there be something in the subject or context inconsistent with such construction:

        (1) words denoting the plural number shall be deemed to include the singular number and words importing the singular number shall be deemed to include the plural number;

        (2) words denoting the masculine gender also include the feminine gender;

        (3) words denoting persons include companies, associations or bodies of persons whether corporate or not;

        (4) the word:

           (a) "may" shall be construed as permissive; and

           (b) "shall" shall be construed as imperative;

        (5) unless the context otherwise requires words or expressions contained in these Bye-laws shall bear the same meaning as in the Act;

        (6) unless the context otherwise requires the word "Director" for the purposes of these Bye-laws, should be read as including any Alternate Director.

    3. Expressions referring to writing shall, unless the contrary intention appears, be construed as including printing, lithography, photography and other modes of representing words in a visible form.

                                   DIRECTORS

    4. (1) The business of the Company shall be managed and conducted by a Board of Directors consisting of not less than two Directors or such number in excess of two as the Members may from time to time determine at a General Meeting. The Directors may elect or appoint individuals to act as additional directors up to the maximum number determined by the Members. Directors shall be elected in the first place at the Statutory Meeting and shall hold office until the next Annual General Meeting or until their successors are elected or appointed, and so long as a quorum of Directors remains in office the Board of Directors may fill any vacancy on the Board of Directors left unfilled at a General Meeting.

      (2) After the election of the first Board of Directors the Directors shall be chosen or elected at the Annual General meeting of the Members and notice of such Meeting shall be given in such manner as these Bye-laws shall prescribe.

      (3) The Directors shall have the power from time to time and at any time to appoint any qualified person to fill a vacancy on the Board occurring as the result of the death, disability, disqualification or resignation of any Director.

      (4) Any General Meeting of the Company may elect a qualified person or persons to act as Directors in the alternative to the Directors of the Company or may authorize the Board of Directors to appoint such Alternate Directors; any person so appointed shall have all the rights and powers of the Director for whom he is appointed in the alternative.

      An Alternate Director shall, subject to his giving the Company an address at which notices may be served upon him, be entitled to receive notices of all Board Meetings and to attend and vote as a Director at any such Meeting at which the Director for whom he was appointed is not personally present and generally to perform at such Meeting all the functions of the Director for whom he was appointed in the absence of that Director.

      An Alternate Director shall immediately cease to be such if the Director for whom he was appointed ceases for any reason to be a Director but may be re-appointed by the Board as alternate to the person appointed to fill the vacancy in accordance with subparagraph (3). An Alternate Director may be removed at any time by the body which appointed him. The removal of an Alternate Director shall be effected by notice left with the Secretary and given to the Alternate Director concerned.

      (5) Subject to any provision to the contrary in these Bye-laws the Members may, at any Special General Meeting convened and held in accordance with these Bye-laws, remove a Director at any time, provided that the notice of any such Meeting convened for the purpose of removing a Director shall contain a statement of the intention so to do and be served on such Director 14 days before the Meeting and at such Meeting such Director shall be entitled to be heard on the motion for his removal.

      (6) A vacancy on the Board of Directors created by the removal of a Director under the provisions of subparagraph (5) may be filled by the election or choice of the Members at the Meeting at which such Director is removed or, in the absence of such election or choice, may be filled by the Directors with a qualified person who shall hold office until the next election of Directors.

      (7) The continuing Directors may act notwithstanding any vacancy in their number but, if and so long as their number is reduced below the number fixed by or pursuant to Bye-law 8 as the necessary quorum of

  Directors, the continuing Directors or Director may act for the purpose of (i) summoning a general meeting of the Company or (ii) preserving the assets of the Company.

      (8) The office of Director shall be vacated if the Director:

         (a) is removed from office pursuant to these Bye-law or is prohibited from being a Director under any provision of law;

         (b) becomes bankrupt or makes any arrangement or composition with his creditors generally;

         (c) becomes of unsound mind or dies;

         (d) resigns his office by notice in writing to the Company.

    4A. Only persons who are nominated in accordance with the procedures set forth in the Bye-laws shall be eligible for election as Directors. Nominations of persons for election to the Board of Directors of the Company may be made at a General Meeting of Members (a) by or at the direction of the Board of Directors or (b) by any Member of the Company entitled to vote for the election of directors at the General Meeting who complies with the notice procedures set forth in this Bye-law. Nominations by Members shall be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a Member's notice shall be delivered to or mailed and received at the principal executive offices of the Company not less than 30 days nor more than 60 days prior to the General Meeting; provided, however, that in the event that less than 40 days notice or prior public disclosure of the date of the General Meeting is given or made to Members, notice by the Member to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the General Meeting was mailed or such public disclosure was made. Such Member's notice shall set forth (a) as to each person whom the Member proposes to nominate for election or reelection as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 of the United States of America, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the Member giving the notice (i) the name and address, as they appear on the Company's books, of such Member and (ii) the class and number of shares of the Company which are beneficially owned by such Member. At the request of the Board of Directors any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Company that information required to be set forth in a Member's notice of nomination which pertains to the nominee. No person shall be eligible for election as a Director of the Company unless nominated in accordance with the procedures set forth in the Bye-laws.

    The Chairman of the General Meeting shall, if the facts warrant, determine and declare to the General Meeting that a nomination was not made in accordance with the procedures prescribed in this Bye-law, and if he should so determine, he shall so declare to the General Meeting and the defective nomination shall be disregarded.

    5.  [Deleted]

    6. The Directors may meet for the transaction of business, adjourn and otherwise regulate their Meetings as they see fit.

    7. A Meeting of the Directors may be convened by the Secretary or by any two Directors. The Secretary shall convene a Meeting of the Directors of which notice may be given by telephone or otherwise whenever he shall be required so to do by the President, Vice President or any two Directors. Any Director may waive notice of any Meeting either prospectively or retrospectively.

    8. (1) The quorum necessary for a Meeting for the transaction of business at a Meeting of the Directors may be fixed by the Directors and, unless so fixed, shall be two.

      (2) Directors may participate in any Meeting of the Board by means of conference telephone or other communications equipment through which all persons participating in the Meeting can communicate with each other and such participation shall constitute presence at a Meeting as if those participating were present in person.

      (3) A resolution put to the vote at a Meeting of the Directors shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall pass only if the Chairman shall have cast a vote in favor of the resolution, otherwise the resolution shall fail.

    9. A resolution in writing signed by all the Directors shall be as valid and effectual as if it had been passed at a Meeting of the Board of the Directors duly called and constituted.

    10. (1) Any individual who is a Director or his firm, partner or company may act in a professional capacity for the Company and he or his firm, partner or company shall be entitled to remuneration for professional services as if he were not a Director, provided that nothing herein contained shall authorize a Director or the firm, partner or company of such Director to act as auditor of the Company.

       (2) A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest as required by the Act.

       (3) Unless disqualified by the Chairman of the relevant meeting, a Director may vote in respect of any contract or arrangement in which he is interested and may constitute part of a quorum. The determination by the Chairman that a particular Director is disqualified and may not vote on a matter shall be final unless such determination is overruled by the affirmative votes of at least two-thirds of the Directors. Matters which shall be the basis for disqualification by the Chairman are matters in which the Director has a substantial personal interest, such as, securities transactions and employment arrangements between the Company and a Director and a contract between the Company and a Director in his individual capacity.

    11. All acts done bona fide by any Meeting of the Directors or by a Committee of Directors or by any person acting as a Director shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

                          GENERAL POWERS OF DIRECTORS

    12. (1) In managing the business of the Company the Directors may pay all expenses incurred in promoting and incorporating the Company and may exercise all such powers of the Company as are not, by statute or by these Bye-laws, required to be exercised by the Company in General Meeting, subject, nevertheless, to any of these Bye-laws, to the provisions of any statute and to such regulations, being not inconsistent with the aforesaid Bye-laws or provisions, as may be prescribed by the Company in General Meeting; but no regulation made by the Company in General Meeting shall invalidate any prior act of the Directors which would have been valid if that regulation had not been made.

       (2) The Directors may from time to time appoint one or more of their body to the office of managing director or chief executive officer of the Company who, subject to the control of the Board, shall in general supervise and administer all of the business and affairs of the Company. The Directors may entrust to and confer upon such managing director or chief executive officer any of the powers exercisable by them upon such terms and conditions and with such restrictions as they may think fit and either collaterally with or to the exclusion of their own powers and may from time to time revoke, withdraw, alter or vary all or any of such powers.

       (3) The Directors may appoint some person or persons to act as manager of the Company's day to day business and may entrust to and confer upon such manager or chief executive officer such powers and duties as they deem appropriate for all the transaction or conduct of such business and the Directors shall not be liable for the negligence or default of any such person if employed in good faith.

       (4) The Directors may from time to time and at any time authorize any Director or Officer to act on behalf of the Company for any specific purpose and in connection therewith to execute any agreement, document or instrument on behalf of the Company.

       (5) The Directors may from time to time and at any time by power of attorney appoint any company, firm, or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the Directors under these Bye-laws) and for such period and subject to such conditions as they may think fit; and any such powers of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit and may also authorize any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney. Such attorney or attorneys may, if so authorized under the seal of the Company, execute any deed or instrument under their personal seal with the same effect as the affixation of the Company Seal.

       (6) The Directors may from time to time and at any time cause the Company to purchase all or any part of its own shares whether or not such purchase has been approved by the Members, pursuant to Section 42A of the Act.

    13. (1) The Directors may delegate any of their powers to a committee consisting of two or more of the Directors together with such other persons as the Board may appoint, but every such committee shall conform to such directions as the Directors shall impose on them.

       (2) The Directors may appoint, suspend or remove any manager, secretary, clerk, agent or employee of the Company and may fix their remuneration and determine their duties.

    14. The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital, or any part thereof, and may issue debentures, debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party.

    14A. The Directors may from time to time appoint one of their number as Chairman of the Board of Directors, who shall not be as such an Officer of the Company. The only responsibilities of the Chairman of the Board of Directors shall be to act as Chairman of Meetings of the Board of Directors when he is present and as such, to exercise the vote described in Bye-law 8(3) and Bye-law 28(3), and to act as Chairman of Meetings of Members when he is present.

                                    OFFICERS

    15. The Officers of the Company shall consist of a President, Vice President, Secretary and such additional Officers as the Directors may from time to time determine all of whom shall be deemed to be Officers for the purposes of the Act and these Bye-laws.

    The Directors of the Company shall as soon as possible after the statutory meeting of Members and after each General Meeting at which the Directors are elected, elect one of their number to be President of the Company and another of their number to be Vice President; and, if more than one Director is proposed for either of these offices, the election to such office shall take place in such manner as the Directors may determine.

    16. The Secretary and additional Officers, if any, shall be appointed by the Directors and shall hold office at the pleasure of the Directors.

    17. The Chairman, if there be one, and if not the President shall act as Chairman at all Meetings of the Members or of the Directors at which he is present. In their absence the Vice President, if present, shall be chairman and in the absence of all of them a chairman shall be appointed or elected by those present at the Meeting.

    18. The Secretary shall attend all Meetings of the Members and of the Directors and shall keep correct minutes of such Meetings and enter the same in the proper books provided for the purpose. He shall perform such other duties as are prescribed by the Directors. The Secretary shall receive such remuneration as the Directors may from time to time determine.

    18A. (1) The Board of Directors shall cause to be kept in one or more books at its registered office a Register of Directors and Officers and shall enter therein the following particulars with respect to each Director and the President, Vice President, Chairman and Secretary:

            (a) first name and surname; and

            (b) address.

         (2) The Board shall, within the period of fourteen days from the occurrence of

             (a) any change among its Directors, the President, any Vice President, the Chairman and the Secretary; or

             (b) any change in the particulars contained in the Register of Directors and Officers,

         cause to be entered in the Register of Directors and Officers the particulars of such change and the date on which such change occurred.

         (3) The Register of Directors and Officers shall be open to inspection at the office of the Company on every business day, subject to reasonable restrictions as the Board may impose, so that not less than two hours in each business day be allowed for inspection.

    19. The Officers of the Company shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Directors from time to time.

                                    MINUTES

    20. Directors shall cause Minutes to be duly entered in books provided for the purpose:

        (a) of all elections and appointments of Officers;

        (b) of the names of the Directors present at each Meeting of the Directors and of any Committee of the Directors;

        (c) of all resolutions and proceedings of each General Meeting of the Members, and Meetings of the Directors.

                                    MEETINGS

    21. The Annual General Meeting of the Company shall be held in each year other than the year of incorporation at such time and place as the President or Vice President or, them failing, the Directors shall designate and notice of such Meeting shall be given by the Secretary mailing to each Member a notice at his registered address at least five days before the Meeting takes place stating the date, place and time at which the Meeting is to be held, that the election of Directors will take place thereat, and as far as practicable, the other objects of the Meeting.

    22. The Directors may convene a Special General Meeting of the Company whenever in their judgment such a Meeting is necessary, upon not less than five days notice in writing to each of the Members mailed to each Member at his registered address and such notice shall state the time, place and the general nature of the business to be considered at the Meeting.

    23. The accidental omission to give notice of a Meeting to, or the non-receipt of notice of a Meeting by, any person entitled to receive notice shall not invalidate the proceedings at that Meeting.

    24. Notwithstanding anything herein, the Board shall, on the proper requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at General Meetings of the Company, forthwith proceed to convene a Special General Meeting of the Company and the provisions of Section 74 of the Act shall apply.

    24A. At an Annual General Meeting of the Members, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any Member of the Company who complies with the notice procedures set forth in this Bye-law. For business to be properly brought before an Annual General Meeting by a Member, the Member must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a Member's notice must be delivered to or mailed and received at the principal executive offices of the Company, not less than 30 days nor more than 60 days prior to the Annual General Meeting; provided, however, that in the event that less than 40 days' notice or prior public disclosure of the date of the General Meeting is given or made to the Members, notice by the Member to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the Annual General Meeting was mailed or such public disclosure was made. A Member's notice to the Secretary shall set forth as to each matter the Member proposes to bring before the Annual General Meeting (a) a brief description of the business desired to be brought before the Annual General Meeting and the reasons for conducting such business at the Annual General Meeting (b) the name and address, as they appear on the Company's books, of the Member proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the Member and (d) any material interest of the Member in such business. Notwithstanding anything in the Bye-laws to the contrary, no business shall be conducted at an Annual General Meeting except in accordance with the procedures set forth in this Bye-law. The Chairman of an Annual General Meeting shall, if the facts warrant, determine and declare to the General Meeting that business was not properly brought before the Meeting and in accordance with the provisions of this Bye-law, and if he should so determine, he shall so declare to the Meeting and any such business not properly brought before the Meeting shall not be transacted.

    25. (1) A Meeting of the Company shall, notwithstanding that it is called by shorter notice than that specified in these Bye-laws, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an Annual General Meeting; and (ii) by 95% of the Members entitled to attend and vote thereat in the case of any other Meeting.

       (2) If any Member shall, in person or by duly authorized attorney, waive notice of any Meeting, whether before or after such Meeting, notices shall not be required as to such Member.

       (3) The Directors may postpone any General Meeting called in accordance with the provisions of Bye-laws 21 or 22 provided that notice of postponement is given to each Member not less than 48 hours before the time for such Meeting; and provided further that fresh notice of the date, time and place for the postponed Meeting shall be given to each Member in accordance with the provisions of these Bye-laws.

    26. (1) At any General Meeting of the Company two Members present in person and representing in person or by proxy in excess of 50% of the outstanding voting shares of the capital stock of the Company throughout the Meeting shall form a quorum for the transaction of business; if within half an hour from the time appointed for the Meeting a quorum is not present, the Meeting shall stand adjourned to the same day two weeks later, at the same time and place or to such other day and some other time or place as the President, Vice President or any Director attending at the appointed time may determine.

       (2) The Chairman may, with the consent of any Meeting at which a quorum is present (and shall if so directed by the Meeting), adjourn the Meeting from time to time and from place to place, but no business shall be transacted at any adjourned Meeting other than the business left unfinished at the Meeting from which the adjournment took place unless notice of such new business and of the adjourned Meeting has been given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of the adjourned Meeting or of the business to be transacted at the adjourned Meeting, save and except for a Meeting adjourned sine die, in which case notice of the adjourned Meeting shall be given as in the case of an original Meeting.

    27. (1) Subject to subparagraph (6), anything which may be done by resolution of the Company in General Meeting or by resolution of a meeting of any class of the Members of the Company, may, without a Meeting and without any previous notice being required, be done by resolution in writing signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members who at the date of the resolution would be entitled to attend the Meeting and vote on the resolution.

       (2) A resolution in writing may be signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, all the Members, or any class thereof, in as many counterparts as may be necessary.

       (3) For the purposes of this Bye-law, the date of the resolution is the date when the resolution is signed by, or, in the case of a Member that is a corporation whether or not a company within the meaning of the Act, on behalf of, the last Member to sign and any reference in any Bye-law to the date of passing of a resolution is, in relation to a resolution made in accordance with this Bye-law, a reference to such date.

       (4) A resolution in writing made in accordance with this Bye-law is as valid as if it had been passed by the Company in General Meeting or by a Meeting of the relevant class of Members, as the case may be; and any reference in any Bye-law to a Meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

       (5) A resolution in writing made in accordance with this Bye-law shall constitute minutes for the purposes of sections 81 and 82 of the Act.

       (6) This Bye-law shall not apply to:

          (a) a resolution passed pursuant to section 89(5) of the Act; or

          (b) a resolution passed for the purpose of removing a Director before the expiration of his term of office under these Bye-laws.

    28. (1) Subject to any rights or restrictions lawfully attached to any class of shares, including the provisions of Bye-law 28A hereof, at any General Meeting of the Company each registered Member shall be entitled to one vote for each share held by him and such votes may be given in person, or in the case of a company by a duly authorized company representative, or by proxy, but no Member shall be entitled to vote at any General Meeting unless he has paid all the calls on all shares held by him.

       (2) Subject to the provisions of the Act at any General Meeting of the Company any question proposed for the consideration of the Members shall be decided on a simple majority of the votes cast in accordance with the provisions of these Bye-laws.

       (3) In the case of an equality of votes the Chairman of the Meeting shall be entitled to a second or casting vote.

       (4) The Directors of the Company shall be entitled to receive notice of and to attend and be heard at any General Meeting.


    28A. (1) So long as any person (as defined in this Bye-law 28A) is the beneficial owner (as defined in this Bye-law 28A) of more than ten percent of the voting power of the then outstanding shares of the stock of the Company entitled to vote generally in the election of directors (the "Voting Stock") (determined without giving effect to the provisions of this Bye-law 28A), the record holders of such shares so beneficially owned by such person (hereinafter a "Substantial Stockholder") shall have limited voting rights on any matter requiring their vote or consent as set forth in this Bye-law 28A; provided, however, that the voting restrictions of this Bye-law 28A shall not apply to (i) United Parcel Service of America Inc., or any corporation or corporations which succeed United Parcel Service of America Inc., by way of consolidation, merger, reorganisation or otherwise (collectively, "UPS") or (ii) any employee benefit plan of the Company, UPS or any Subsidiary of UPS or of the Company, or any entity or person, in such capacity, holding Voting Stock for or pursuant to the terms of any such plan, and such plan, entity or person shall not be deemed to be a Substantial Stockholder as defined herein with respect to such shares held pursuant to such plan. With respect to each vote in excess of ten percent of the voting power of the then outstanding shares of Voting Stock which such record holders would be entitled to cast without giving effect to this Bye-law 28A, the record holders in the aggregate shall be entitled to cast only one-hundredth (1/100) of a vote, and the aggregate voting power of such record holders, so limited, for all shares of Voting Stock beneficially owned by the Substantial Stockholder shall be allocated proportionately among such record holders.

    For each such record holder, this allocation shall be accomplished by multiplying the aggregate voting power, as so limited, of the outstanding shares of Voting Stock beneficially owned by the Substantial Stockholder by a fraction whose numerator is the number of votes represented by the shares of Voting Stock owned of record by such record holder (and which are beneficially owned by the Substantial Stockholder) and whose denominator is the total number of votes represented by the shares of Voting Stock beneficially owned by the Substantial Stockholder, in each case before giving effect to the limitation on voting power provided by this Bye-law 28A. A person who is a record holder of shares of Voting Stock that are beneficially owned simultaneously by more than one person shall have, with respect to such shares, the right to cast the least number of votes that such person would be entitled to cast under this Bye-law 28A by virtue of such shares being so beneficially owned by any of such persons.

        (2) The Board of Directors shall have the power to construe and apply the provisions of this Bye-law 28A and to make all determinations necessary or desirable to implement such provisions, including but not limited to matters with respect to (i) the number of shares of Voting Stock beneficially owned by any person, (ii) whether a person is an Affiliate or Associate of another, (iii) whether a person has an agreement, arrangement, or understanding with another as to the matters referred to in the definition of beneficial ownership, (iv) the application of any other definition or operative provisions of this Bye-law 28A to the given facts, or (v) any other matter relating to the applicability or effect of this Bye-law 28A.

        (3) The Board of Directors shall have the right to demand that any person who after reasonable inquiry is believed to be a Substantial Stockholder supply the Company with complete information as to (i) the record holder(s) of all shares beneficially owned by such person who is so believed to be a Substantial Stockholder, (ii) the number of, and class or series of shares beneficially owned by such person who is so believed to be a Substantial Stockholder and held of record by each record holder and the number(s) of the stock certificate(s) evidencing such shares, and (iii) any other factual matter relating to the applicability or effect of this Bye-law 28A as may reasonably be requested of such person, and such person shall furnish such information within 10 days after the receipt of such demand. If the Board of Directors reasonably believes the shares of Voting Stock held of record by any person or represented by a proxy holder are beneficially owned by a Substantial Stockholder, it may demand that the record holder of such shares, or the proxy holder thereof, provide to the Company a list of (i) names and addresses of the beneficial owners of all shares of Voting Stock held by such record holder or represented by such proxy holder, (ii) the number of, and class or series of, shares of Voting Stock held by such record holder or represented by such proxy holder on behalf of each beneficial owner and (iii) any other factual matter relating to applicability or effect of this Bye-law 28A and such record holder or proxy holder shall furnish such information within 10 days (or such longer period as is required by law or regulation) after the receipt of such demand; provided, however, that any such request shall be made in accordance with the requirements of applicable law and regulation. If as of the date of any member vote or consent, a demand made pursuant to this paragraph has not been timely responded to, the Company shall, to the extent permitted by law, treat such votes as are reasonably believed by the Board of Directors to have been cast with respect to the shares of Voting Stock beneficially owned by a Substantial Stockholder as subject to the limitation provided by this Bye-law 28A.

        (4) Except as otherwise provided by law or expressly provided in this subparagraph (4) of Bye-law 28A, the presence, in person or by proxy, of the holders of record of shares of stock of the Company entitling the holders thereof to cast a majority of the votes (after giving effect, if applicable, to the provisions of this Bye-law 28A) entitled to be cast by the holders of shares of stock of the Company entitled to vote shall constitute a quorum at all General Meetings of the Members, and every reference in the Bye-laws to a majority or other proportion of stock (or the holders thereof) for the purposes of determining any quorum requirement or any requirement for Member consent or approval shall be deemed to refer to such majority or other proportion of the votes (or the holder thereof) then entitled to be cast in respect to such stock.

        (5) Any construction, application or determination made by the Board of Directors pursuant to this Bye-law 28A in good faith and on the basis of such information and assistance as was then reasonably available for such purpose shall be conclusive and binding upon the Company and its members including any Substantial Stockholder.

        (6) Nothing contained in this Bye-law 28A shall be construed to relieve any Substantial Stockholder from any fiduciary obligation imposed by law.

        (7) Notwithstanding any other provisions of the Bye-laws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the stock required by law, the Bye-laws or any Preference Stock resolution, the affirmative vote of the holders of at least 80 percent of the voting power of all of the then-outstanding shares of the Voting Stock (after giving effect to the provisions of Section 1 of this Bye-law 28A), voting together as a single class, shall be required to alter, amend or repeal this Bye-law 28A.

        (8) In the event any Section (or portion thereof) of this Bye-law 28A shall be found to be invalid, prohibited or unenforceable for any reason, the remaining provisions (or portions thereof) of this Bye-law 28A shall remain in full force and effect, and shall be construed as if such invalid, prohibited or unenforceable provision had been stricken herefrom or otherwise rendered inapplicable, it being the intent of this Company and its members that each such remaining provision (or portion thereof) of this Bye-law 28A remain, to the fullest extent permitted by law, applicable and enforceable as to all Members, including any Substantial Stockholder, notwithstanding any such finding.

        (9) For the purposes of this Bye-law 28A:

            (a) A "Person" means any individual, limited partnership. corporation, company or other firm or entity.

            (b) Except as expressly provided by this Bye-law 28A, a person shall be a "beneficial owner" of all of the outstanding shares of Voting Stock, other than shares held in the Company's treasury:

                 (i) which such person or any of its Affiliates or Associates (as hereinafter defined) beneficially owns, directory or indirectly; or

                 (ii) which such person or any of its Affiliates or Associates has (a) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options or otherwise, or
       (b) the right to vote pursuant to any agreement, arrangement or understanding (but shall not be deemed to be the beneficial owner of any shares of Voting Stock solely by reason of a revocable proxy granted for a particular General Meeting of Members, pursuant to a public solicitation of proxies for such General Meeting, and with respect to which shares neither such person nor any such Affiliate or Associate is otherwise deemed the beneficial owner); and

                 (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

    Notwithstanding the foregoing; (x) no Director, Officer or employee of the Company, UPS or any Subsidiary of UPS or of the Company (nor any Affiliate or Associate of any such Director, Officer or employee) shall, solely by reason of his capacity as such or by reason of the Board of Directors determination to oppose any proxy solicitation or any other offer or attempt to cause a change in control of the Company or the public disclosure of such determination by the Board of Directors, be deemed, for any purpose hereof, to be the beneficial owner of any Voting Stock beneficially owned by any other Director, Officer or employee (or any Affiliate or Associate thereof); (y) no director, trustee, or officer of the Annie E. Casey Foundation, Inc. (or any corporate successor thereto) (the "Foundation") shall be deemed for any purpose hereof to be the beneficial owner of shares of Voting Stock beneficially owned by the Foundation, nor shall the Foundation be deemed for any purposes hereof to be the beneficial owner of any Voting Stock beneficially owned by its directors, trustees or officers; and (z) in the case of any employee stock ownership or similar employee benefit plan of the Company, UPS or of any Subsidiary of UPS or of the Company, no such plan or any trustee or any member of an administrative committee or other representative with respect thereto (nor any Affiliate or Associate of such trustee or other representative), solely by reason of such capacity of such trustee or other representative shall be deemed, for any purposes hereof, to beneficially own any shares of Voting Stock held under any such plan, provided, however, that the beneficiaries of any such plan under which the beneficiaries have the right to request a proxy to vote shares of Voting Stock held thereby or to instruct the trustee or other representative thereof regarding how shares of Voting Stock should be voted shall be deemed to be the beneficial owners of such shares held by such plan or the trustee or other representative thereof for the purposes of applying the provisions of this Section, and the number of votes that shall be cast by such plan or the trustee or other representative thereof or its nominee on behalf of any such beneficiary (whether or not pursuant to instructions), or by a beneficiary pursuant to a proxy furnished by such plan or trustee or other representative, shall be determined in accordance with this Bye-law 28A.

        (c) "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 of the United States of America, as in effect on February 26, 1987.

        (d) "Subsidiary" means any corporation or company of which a majority of any class or equity security is owned, directly or indirectly, by the Company or UPS.

    29. Where a vote is taken each Member entitled to vote shall be furnished with a ballot paper on which he shall record his vote in such manner as shall be determined at the Meeting having regard to the nature of the question on which the vote is taken; and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter. At the conclusion of the poll the ballot papers shall be examined by a committee of not less than two Members appointed for the purpose and the result of the poll shall be declared by the Chairman.

    30. In the case of joint holders the vote of the senior who tenders a vote, whether in person or by proxy, shall be accepted to the exclusion of the votes of the other joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

    31. (1) The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing, or if the appointor is a corporation, either under its seal, or under the hand of a duly authorized officer or attorney. A proxy must be a Member of the Company. The decision of the Chairman of any General Meeting as to the validity of any instrument of proxy shall be final.

       (2) A corporation which is a Member of the Company may by resolution of its Directors authorize such person as it thinks fit to act as its representative at any Meeting of the Members of the Company and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Member of the Company.

                            SHARE CAPITAL AND SHARES

    32. (1) Subject to any resolution of the Members to the contrary and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Directors shall have power to issue any unissued shares of the Company on such terms and conditions as they may determine and any shares or class of shares may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital or otherwise as the Company may from time to time by resolution of the Members prescribe.

       (2) Subject to the provisions of Sections 42 and 43 of the Act any preference shares may be issued or converted into shares that, at a determinable date or at the option of the Company, are liable to be redeemed on such terms and in such manner as the Company before the issue or conversion may by resolution of the Members determine.

       (3) If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate General Meeting of the holders of the shares of the class in accordance with Section 47 (7) of the Act. The rights conferred upon the holders of the shares of any class issued with preferred other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

       (4) The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person.

       (5) The Company shall not give, whether directly or indirectly, whether by means of loan, guarantee, provision of security or otherwise, any financial assistance for the purpose of or in connection with a purchase or subscription made or to be made by any person of or for any shares in the Company; but nothing in this Bye-law shall prohibit transactions mentioned in Sections 39A, 39B or 39C of the Act.

       (6) The Company may from time to time by resolution of the Members increase, alter or reduce its capital in accordance with the provisions of Sections 45 and 46 of the Act.

       (7) The Company may from time to time purchase its own shares in accordance with the provisions of Section 42A of the Act.

    33. (1) Any dividend, interest or other moneys payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the registered address of the holder or, in the case of joint holders, to the registered address of the holder first named in the Register of Members, or to such person and to such address as the holder or joint holders may in writing direct. If two or more persons are registered as joint holders of any shares any one can give an effectual receipt for any dividend payable in respect of such shares.

       (2) Where two or more persons are registered as joint holders of a share or shares then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said shares and the Company shall recognize no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

    34. (1) Unless otherwise determined by the Board of Directors the shares of the Company shall not have distinguishing numbers.

       (2) Every Member shall be entitled to a certificate under the Seal of the Company (or a facsimile thereof) specifying the shares held by him and whether the same are fully paid up and, if not, how much has been paid thereon. If any such certificate shall be proved to the satisfaction of the Directors to have been worn out, lost, mislaid or destroyed the Directors may cause a new certificate to be issued and request an indemnity for the lost certificate if they see fit.

                                 CALL ON SHARES

    35. The Directors may from time to time make such calls as they think fit upon the Members in respect of all moneys unpaid on the shares allotted to or held by them and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board of Directors be liable to pay the Company interest on the amount of such call at such rate of interest as the Directors may determine, from the date when such call was payable up to the actual date of payment. The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

    36. The Directors may, on the issue of shares, differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

                              REGISTER OF MEMBERS

    37. The Company shall keep in one or more books a Register of its Members and shall enter therein the following particulars, that is to say:

        (a) the name and address of each Member, the number of shares held by him and the amount paid or agreed to be considered as paid on such shares;

        (b) the date on which each person was entered in the Register of Members; and

        (c) the date on which any person ceased to be a Member.

    38. The Register of Members shall be open to inspection at the office of the Company between 10 a.m. and 12 noon on every business day. The Register of Members may, after notice has been given by advertisement in an appointed newspaper to that effect, be closed for any time or times not exceeding in the whole 30 days in each year.

    39. Notwithstanding any other provision of these Bye-laws the Directors may fix any date as the record date for:

        (a) determining the Members entitled to receive any dividend and such record date may be on, or not more than 30 days before or after, any date on which such dividend is declared;

        (b) determining the Members entitled to receive notice of and to vote at any General Meeting of the Company.

                               TRANSFER OF SHARES

    40. The instrument of transfer shall be in the form or as near thereto as circumstances permit of Form "A" in the Schedule hereto. The transferor shall be deemed to remain the holder of each share until the same has been transferred to the transferee in the Register of Members. The following conditions shall apply to the transfer of shares:

        (1) No shares in the Company entitled to vote generally in the election of directors ("voting shares"), or an interest in said shares, shall be transferred to any person, firm or corporation, unless said shares shall have been offered for sale, as provided in this Bye-law, to the Company, or any corporation or corporations which shall succeed the Company by way of consolidation, merger, reorganisation or otherwise. (For exceptions relating to bona fide gifts, inheritance and certain other transfers see paragraph
    (8)).

        (2) A Member who in good faith desires to transfer to a transferee, other than the Company, all or any of his voting shares in the Company shall deliver to the treasurer of the Company at its principal place of business as designated by the Company, written notice of his intention to make such transfer, stating the number of voting shares to be transferred, the name and address of the proposed transferee and the price and terms upon which such shares will be transferred. Such notice shall also bear a statement signed by the proposed transferee representing that the information therein set forth is true and correct.

        (3) For a period of thirty days after receipt of such notice of intention by the treasurer of the Company, the Company shall have the exclusive option to purchase all, or a part, of said voting shares at the price and on the terms set forth in this Bye-law. The Company shall exercise its option to purchase any such voting shares by mailing, registered or certified mail, postage prepaid, prior to the expiration of the thirty-day period, to the Member at his last known address, written notice by the Company, signed by the treasurer or an assistant treasurer of the Company of the decision by the Company to exercise its option. The Company shall be free to transfer shares of the Company without compliance with this Bye-law, but any transferee shall transfer shares so obtained from the Company only in accordance with this Bye-law.

        (4) If the Company shall fail to exercise its option as set forth above with respect to all voting shares set forth in the Member's notice of intention, or if the Company shall by a writing, signed by its treasurer or assistant treasurer, elect either not to exercise such option or to waive such option prior to receipt of formal notice of a proposed transfer, then the Member may, within a period of twenty days after either the expiration of the thirty-day period of the Company option or the execution of written election or waiver by the treasurer or assistant treasurer of the Company, as the case may be, sell pursuant to the notice of intention given by him or the written waiver, as the case may be, all, but not a part, of the shares, therein described which the Company elected not to purchase pursuant to its option as above set forth, for the price and on the terms therein described.

        (5) If the Company fails to exercise, elects not to exercise, or waives its options hereunder with respect to all voting shares set forth in the Member's notice of intention, and the transfer of any such shares as proposed is made within such twenty-day period provided for such transfer, the transferee shall thereafter hold said shares subject to all the restrictions herein provided. If the Company fails to exercise, elects not to exercise, or waives its option hereunder with respect to all voting shares set forth in the Member's notice of intention, and the proposed transfer of any such shares is not made within said twenty-day period provided for such transfer, no future proposed transfer by the Member, whether to the same or to a different proposed transferee or whether on the same or different terms, may be made until and unless the procedure hereinabove set forth has been again followed.

        (6) The closing of any purchase by the Company pursuant to this Bye-law shall take place at the principal place of business of the Company, at a time agreed upon by the parties but no later than thirty days from the date notice of the Company's intention to purchase is mailed to the Member. If the Member fails to deliver the certificates or other evidence of the Member's interest therein at the time of the closing of such sale, the Company may deposit the purchase price in any bank or trust company in a special account with instructions to pay the same to such Member upon receipt of the certificates for the Company's voting shares duly endorsed. From and after the date of such deposit, all rights and interest of such Member, and all persons claiming by, through and under him, in and to such shares shall cease, and he shall have no further rights or interest with respect to such shares other than to receive the purchase price without interest; and, if the Company shall record the transfer of such shares to the Company, it shall cancel the Member's certificate or certificates on its books.


        (7) (a) Voting shares of the Company distributed by UPS as dividends upon the Capital Stock of UPS, which shares of Capital Stock of UPS are or were held in the UPS Managers Stock Trust ("Trust") for the account of a member of such Trust, shall be subject to purchase by the Company, at the Company's option, upon the termination, by death or otherwise, of the Member's employment with Overseas, UPS or any of their respective subsidiaries, or upon the termination of the Trust. If the Member beneficially owns less than 500 shares of the Capital Stock of UPS in the Trust, then for a period of three years from termination of the Member's employment the Company shall have the right to purchase all or part of the voting shares of the Company described in this subparagraph (a) held by such Member. If the Member beneficially owns 500 or more shares of UPS Capital Stock in the Trust, then for a period of Thirteen years from the termination of the Member's employment the Company shall have the right to purchase a cumulative annual maximum of ten percent of the voting shares of the Company described in this subparagraph (a) held by such Member. All heirs, legatees and personal representatives who receive such shares of the Company distributed as dividends as described in this subparagraph (a) shall hold such shares subject to this subparagraph (a). If the Trust terminates the Company shall have the right to purchase voting shares of the Company described in this subparagraph (a) in accordance with subparagraph (b) below.



        (b) Voting shares of the Company distributed by UPS as dividends upon the Capital Stock of UPS, which shares of Capital Stock of UPS are or were held pursuant to the UPS Managers Stock Plan, shall be subject to purchase by the Company when the Member serves notice of his desire to terminate the option which allows UPS to purchase UPS Capital Stock distributed under UPS Managers Stock Plan and held by such Member. The Company shall have the exclusive option to purchase voting shares of this Company within sixty days from receipt of such notice.

        If the Member does not serve notice on the Company, then for three years after the termination of such Member's employment the Company shall have the option to purchase any or all of the voting shares of the Company described in this subparagraph (b). If a Member transfers voting shares of the Company described in this subparagraph (b) to anyone other than the Company, then the transferee of such Member shall hold such shares of the Company subject to this subparagraph (b).


        (c) Voting shares of the Company distributed as dividends upon the Capital Stock of UPS, which shares of Capital Stock of UPS are held pursuant to the UPS Stock Plan, shall be subject to purchase by the Company whenever the Member requests the Company to purchase such voting shares of the Company. If the Member requests such purchase by the Company then the Company is obligated to purchase annually ten percent of the voting shares of the Company held by the Member until all of such shares are purchased by the Company or the Member transfers such shares to a third party. If the Member transfers such shares of the Company to a third party, the Company shall have the option at any time to purchase any or all of the shares so transferred for one year after the transfer.



        (d) Voting shares of the Company distributed by UPS as dividends upon the Capital Stock of UPS, which shares of Capital Stock of UPS are or were held by the UPS Thrift Plan Trust or the UPS Retirement Trust, shall be subject to purchase by the Company, at the Company's option, at any time within three years of the transfer of the Company shares or voting shares of the Company by the trustee of the UPS Thrift Plan Trust or the trustee of the UPS Retirement Trust.


        (e) Voting shares of the Company distributed by UPS as dividends upon the Capital Stock of UPS, which shares of Capital Stock of UPS were issued pursuant to any of the Agreements and Plans of Reorganisation dated as of December 4, 1979, between UPS on the one hand, and Parmac Corporation, Nuparmac Corporation or Parco Managers Corporation, on the other, or as the result of any stock dividend, stock split, recapitalisation or other similar event in respect of shares of the Company's Capital Stock shall be subject to purchase by the Company, at the Company's option, at any time after January 10, 1985, upon the Company giving the Member ninety days prior notice of the Company's intent to purchase such shares. Any transferee who receives voting shares of the Company described in this subparagraph (e) shall hold such shares subject to this subparagraph (e).

        (f) Voting shares of the Company distributed by UPS as dividends upon the Book Value Shares issued pursuant to the 1981 Stock Option Plan shall be subject to purchase by the Company, at the Company's option, at any time in accordance with the provisions of subparagraph (a) of this paragraph (7).

        (g) Voting shares of the Company issued as incentive awards to employees of the Company or UPS, or any of their respective subsidiaries shall be subject to purchase by the Company in the same manner and at the same times as such shares would be subject to purchase if they had been issued as dividends upon the Capital Stock of UPS held in the Trust pursuant to subparagraph (a) of this paragraph 7.

        (h) If a Member executes an Option Extension Agreement under the UPS Managers Stock Trust or the UPS Managers Stock Plan then the Company shall retain the right to purchase voting shares of the Company, held by such Member, in accordance with subparagraphs (a) and (b), except that the longer period of time stipulated in the duly executed Option Extension Agreement shall apply.

        (8) A transfer of voting shares, or interest therein, by way of a bona fide gift or by way of inheritance, and a transfer of voting shares by the Trustee of the UPS Managers Stock Trust to the member of such Trust for whose account the Trustee has received such shares, shall not require a prior offering to the Company as herein provided, but the donee, legatee, or other recipient thereof shall hold such shares subject to the restrictions provided in this Bye-law. A transfer of voting shares, or interest therein, by operation of law, which includes, but is not limited to, bankruptcy and descent or distribution, shall not require a prior offering to the Company as provided in this Bye-law, but the trustee, heir or other recipient thereof shall hold said shares subject to the restrictions provided in this Bye-law. A transfer of a security interest in voting shares of the Company, whether by lien, pledge, mortgage, deposit or otherwise shall not require a prior offering to the Company, but no purchaser at any sale, private or judicial, upon foreclosure or execution shall become the owner of said shares or have said shares registered in his name until he shall have first offered said shares to the Company for purchase in accordance with this Bye-law.

        (9) The restrictions upon the sale or transfer of voting shares of the Company provided in this Bye-law shall apply to all voting shares in the hands of all holders or owners, whether original Members or subsequent purchasers or transferees, and whether acquired through the voluntary or involuntary act of a Member or by operation of law, and whether part of the first authorised issue or by any subsequent or increased issue.

        (10) Any transfer in violation of this Bye-law shall be null and void and of no force or effect whatsoever. No voting shares of the Company shall be transferred on the books of the Company until the Member intending such transfer shall have complied with the provisions of this Bye-law.

        (11) A legend referring to the provisions of this Bye-law shall be printed, stamped, written or endorsed upon each and every share certificate issued after the effective date of this revised Bye-law 40(11) by the Company. Such legend shall read as follows:

       "The sale or other transfer of shares of the Company, or any interest therein, as represented by this certificate, whether voluntary or involuntary or by operation of law, is subject to a right to purchase by the Company as more fully provided for in the Bye-laws of the Company. The holder of this certificate is hereby put on notice that any transfer or sale of the shares represented by this certificate in violation of said right of purchase will be null and void and of no force or effect whatsoever. Copies of the Bye-laws of the Company are available for inspection during business hours at the Company's principal place of business."

        Any legend referring to the right of UPS to purchase the shares of the Company, or any interest therein, appearing on share certificates issued prior to the effective date of this revised Bye-law 40(11) shall be deemed, from and after the effective date of this revised Bye-law 40(11), to refer to the right of the Company to purchase the shares represented by such share certificate pursuant to the provisions of this revised Bye-law 40.

        (12) In addition to the legend described in paragraph (11) hereof, a legend specifically referring to the provisions of paragraph (7) hereof shall be printed, stamped, written or endorsed upon each and every share certificate issued by the Company. Such legend shall read as follows:

       "In addition to the right of purchase in connection with the sale or transfer of the shares of the Company or any interest therein stated above, the Company has the right to purchase the shares of the Company represented by this certificate in certain circumstances. Any transferee of these shares shall hold them subject to such rights. Copies of the Bye-laws of the Company are available for inspection during business hours at the Company's principal place of business."

        Any legend referring to the right of UPS to purchase the shares of the Company, or any interest therein, appearing on share certificates issued prior to the effective date of this revised Bye-law 40(12) shall be deemed, from and after the effective date of this revised Bye-law 40(12) to refer to the right of the Company to purchase the shares represented by such share certificate pursuant to the provisions of this revised Bye-law 40.

        (13) The purchase price per share to be paid by the Company upon the exercise of the options provided by this Bye-law shall be the net book value of each such share as determined from the Company's most recent audited balance sheet as reported in its annual report to Members and mailed to its Members or otherwise generally made available as of the date of the closing of such sale, or, if purchased by the Company pursuant to the right described in paragraph (3) of this Bye-law, the lesser of: (a) such net book value of such share; or (b) the price at which such shares are proposed to be sold as set forth in paragraph (2) of this Bye-law 40. Net book value shall be determined in accordance with generally accepted accounting principles as applied in the United States of America. The aforementioned purchase price shall be paid in United States dollars.

        (14) Notwithstanding anything contained in the Bye-laws to the contrary, any amendment to or deletion of this Bye-law 40 shall require the affirmative vote of the holders of at least 80% of the voting power of all outstanding shares of stock of the Company entitled to vote generally in the election of Directors.


    40A. Voting shares of the Company subscribed for (on or after the effective date of these Amended and Restated Bye-laws) by a Member pursuant to stock purchase plans maintained by the Company or UPS from time to time, and any voting shares distributed by UPS or the Company as dividends on such shares or in stock splits or reclassifications of the Company's voting shares and any other securities or property delivered as a distribution on the Company's voting shares (all of which are referred to collectively as "Resulting Securities") shall be subject to purchase by the Company following the retirement, death or other termination of employment of the Member with Overseas, UPS or any of their respective Subsidiaries. If at the time of the Member's retirement, death or other termination of employment with Overseas, UPS or any of their respective Subsidiaries, the Member beneficially owns less than 500 shares of the Capital Stock of UPS, then the Company may exercise its right to repurchase all or a portion of the Company's voting shares and any Resulting Securities at any time within a period of three years following such termination. If at the time of the Member's retirement, death or other termination of employment with Overseas, UPS or any of their respective Subsidiaries, the Member beneficially owns 500 or more shares of the Capital Stock of UPS, then for a period of thirteen years from such termination the Company may exercise its right to repurchase a cumulative annual amount of ten percent of the Company's voting shares and any Resulting Securities. The purchase price per share to be paid by the Company upon the exercise of the foregoing right to purchase shall be that provided in Bye-law 40(13) hereof. Any transferee of the Company's voting shares and any Resulting Securities including, without limitation, purchasers, donees, heirs, legatees and personal representatives and any subsequent transferee thereof, will acquire and hold such voting shares and Resulting Securities subject to the rights of the Company described in this Bye-law 40A.


    Notwithstanding anything contained in these Bye-laws to the contrary, any amendment to or deletion of this Bye-law 40A shall require the affirmative vote of the holders of at least 80% of the voting power of all outstanding shares of stock of the Company entitled to vote generally in the election of Directors.

    40B. Any and all shares of the Company distributed on or after the effective date of these Amended and Restated Bye-laws that for any reason are not subject to the provisions of Bye-law 40 or Bye-law 40A shall be subject to purchase by the Company, at the Company's option, following the retirement, death or other termination of the Member's employment with Overseas, UPS, or any of their respective subsidiaries. If, at the time of the Member's retirement, death or other termination of employment with the Company, UPS, or any of their respective subsidiaries, the Member beneficially owns less than 500 shares of the Capital Stock of the Company then for a period of three years from such termination of the Member's employment the Company shall have the right to purchase all or part of such voting shares of the Company held by such Member. If, at the time of the Member's retirement, death or other termination of employment with the Company, UPS, or any of their respective subsidiaries, the Member beneficially owns 500 or more shares of the Capital Stock of the Company then for a period of thirteen years from such termination of the Member's employment the Company shall have the right to purchase a cumulative annual maximum of ten percent of the voting shares of the Company held by such member. The purchase price per share to be paid by the Company upon the exercise of the foregoing right to purchase shall be that provided in Bye-law 40(13) hereof.



    Any transferee of the Company's voting shares including, without limitation, purchasers, donees, heirs, legatees and personal representatives and any subsequent transferee thereof, will acquire and hold such voting shares and Resulting Securities (as defined in Bye-law 40A) subject to the rights of the Company described in this Bye-law.


    Notwithstanding anything contained in the Bye-laws to the contrary, any amendment to or deletion of this Bye-law 40B shall require the affirmative vote of the holders of at least 80% of the voting power of all outstanding shares of stock of the Company entitled to vote generally in the election of Directors.


    Bye-law 40, Bye-law 40A and Bye-law 40B set forth herein shall become effective on August 7, 1996 (the "Effective Date") and shall apply to all of the voting shares of the Company issued and outstanding on such Effective Date and to any and all voting shares of the Company thereafter issued. If for any reason the amendments to Bye-law 40 made as of such Effective Date, or the additional provisions of Bye-law 40A and Bye-law 40B shall be determined by a final judicial decree to be invalid or unenforceable, then the provisions of Bye-law 40 as in effect immediately prior to the Effective Date shall be deemed to have been continued in full force and effect from and after the Effective Date with respect to all voting shares of the Company issued prior to, on or after the Effective Date.


    41. The Directors may in their absolute discretion and without assigning any reason refuse to register the transfer of a share.

    42. If the Directors refuse to register a transfer of any share the Company shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

    43. The Directors may refuse to recognize any instrument of transfer unless it is accompanied by the certificate of the shares to which it relates and by such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer.

    44. The joint holders of a share may transfer such share to any one or more of such joint holders; the joint holders of two or more shares may transfer such shares of any or either of them to one or more of such joint holders; and the surviving holder or holders of any share or shares previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

                             TRANSMISSION OF SHARES

    45. The executors or administrators of a deceased Member shall, except as provided hereafter, be the only persons recognized by the Company as having any title to his shares; but this shall not apply in the case of one or more joint holders of a share or shares, except in the case of the last survivor of such joint holders. On production of evidence of the death of a joint holder of a share or shares the remaining holder or holders shall automatically become entitled to the issue of a new certificate in the name of the remaining holder or holders.

    46. Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Directors may deem sufficient or may, instead of being registered himself, elect to have some person named by him registered as a transferee of such share, and in such case the person becoming entitled shall execute to his nominee an instrument of transfer in the form or as near thereto as circumstances admit of Form "B" in the Schedule hereto; and on the presentation thereof to the Directors, accompanied by such evidence as they may require to prove the title of the transferor, the transferee shall be registered as a Member but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by that Member before his death or bankruptcy, as the case may be.

                              FORFEITURE OF SHARES

    47. If any Member fails to pay on the day appointed for payment thereof any call in respect of any share allotted to or held by him the Directors may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward to such Member a notice similar to the Form "C" in the Schedule hereto and, if the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof (at a rate determined by the Directors) be forfeited by a resolution of the Directors to that effect, and such share shall thereupon become the property of the Company and be disposed of as the Directors shall determine.

    48. A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

                                   DIVIDENDS

    49. (1) The Directors may, subject to these Bye-laws and in accordance with
Section 54 of the Act, declare a dividend to be paid to the Members, in proportion to the number of shares held by them, and such dividend may be paid in cash or wholly or partly in specie in which case the Directors may fix the value for distribution in specie of any assets.

       (2) The Company in General Meeting may declare or may authorize the Directors to make such other distributions (in cash or in specie) to the Members as may be lawfully made but no such distributions shall exceed the amount recommended by the Directors.

    50. The Directors may from time to time before declaring a dividend set aside out of the surplus or profits of the Company such sum as they think proper as a reserve fund to be used to meet contingencies or for equalizing dividends or for any other special purpose.

    51. The Directors may deduct from the dividends or distributions payable to any Member all money due by him to the Company on account of calls or otherwise.

                                 CAPITALISATION

    52. The Company in General Meeting may, on the recommendation of the Directors, resolve that it is desirable to capitalize any part of the amount for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sum in paying up unissued shares, to be allotted as fully paid bonus shares pro rata to the Members of the Company and the Directors shall give effect to such resolution.

    Additionally the Company may capitalize any sum on reserve account or sums otherwise available for distribution by applying such amounts in paying up in full partly paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or such distribution.

                       ACCOUNTS AND FINANCIAL STATEMENTS

    53. The Company shall cause to be kept proper records of account with respect to all transactions of the Company in such manner as to show the assets and liabilities of the Company for the time being and such records of account shall be kept at the registered office of the Company or, subject to Section 83(2) of the Act, at such other place as the Directors think fit and shall be open to the inspection of the Directors during normal business hours.

    54. The financial year end of the Company may be determined by resolution of the Directors and failing such resolution shall be the 31st day of December in each year.

    55. Subject to Section 88 of the Act a balance sheet made up to the financial year end containing a summary of the assets and liabilities of the Company under convenient heads and a statement of income and expenditure for the period commencing with the first day of such financial year, or for such period as the Directors may agree, shall be laid before the Members in General Meeting.

                                     AUDIT

    56. Subject to Section 88 of the Act, at the Annual General Meeting or at a subsequent Special General Meeting in each year, an independent representative of the Members shall be appointed by them as Auditor of the accounts of the Company and such Auditor shall hold office until the Members appoint another Auditor. Such Auditor may be a Member but no Director or Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

    57. Subject to Section 88 of the Act the accounts of the Company shall be audited at least once in every year.

    58. The remuneration of the Auditor shall be fixed by the Company in General Meeting or in such manner as the Members may determine.

    59. If the office of Auditor becomes vacant by the resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the Directors shall as soon as practicable convene a Special General Meeting to fill the vacancy.

    60. The Auditor shall at all reasonable times have access to all books kept by the Company and to all accounts and vouchers relating thereto; and he may call on the Directors or Officers of the Company for any information in their possession relating to the books or affairs of the Company.

    61. (1) The statement of income and expenditure and the balance sheet provided for by Bye-law 55 shall be audited by the Auditor in accordance with generally accepted auditing standards and compared by him with the books, accounts and vouchers relating thereto; and he shall make a written report thereon in accordance with generally accepted auditing standard stating whether such statement and balance sheet are drawn up so as to present fairly the financial position of the Company and the results of its operations for the period under review and, in case information shall have been called for from Directors of Officers of the Company, whether the same has been furnished and has been satisfactory. The report of the Auditor shall be submitted to the Members in General Meeting.

       (2) The generally accepted auditing standards referred to in subparagraph
(1) of this Bye-law may be those of a country or jurisdiction other than Bermuda. If so, the statement of income and expenditure and the balance sheet and the report of the auditor must disclose this fact and name such country or jurisdiction.

                                    NOTICES

    62. A notice may be given by the Company to any Member either personally or by mailing it to him or to his registered address.

    63. Any notice required to be given to the Members shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

    64. Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, or delivered to the courier or to the cable company or transmitted by telex or facsimile as the case may be.

                              SEAL OF THE COMPANY

    65. The Seal of the Company shall not be affixed to any instrument except over the signature of a Director and the Secretary or any two Directors or the signature of some person appointed by the Directors for the purpose; provided that the Secretary may affix the Seal of the Company over his signature only to any authenticated copies of these Bye-laws, the incorporating documents of the Company, the minutes of any meetings or any other documents required to be authenticated by him and to any instrument which a Meeting of the Directors has specifically approved beforehand.

                                   INDEMNITY

    66. (1) The Directors, Secretary and other Officers for the time being of the Company and the Liquidator or Trustees (if any) for the time being acting in relation to any of the affairs of the Company and everyone of them, and everyone of their heirs, executors and administrators, shall be indemnified and secured harmless out of the assets and profits of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them, their or any of their heirs, executors or administrators, shall or may incur or sustain by or by reason of any act done, concurred in or omitted in or about the execution of their duty, or supposed duty, in their respective offices or trusts, and none of them shall be answerable for the acts, receipts, neglects or defaults of the other or others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency or any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damages which may happen in the execution of their respective offices or trusts, or in relation thereto, provided that this indemnity shall not extend to any matter in respect of any wilful negligence, wilful default, fraud or dishonesty which may attach to any of said persons.

       (2) Each Member agrees to waive any claim or right of action he might have, whether individually or by or in the right of the Company, against any Director on account of any action taken by such Director, or the failure of such Director to take any action in the performance of his duties with or for the Company provided, however, that such waiver shall not extend to any matter in respect of any wilful negligence, wilful default, fraud or dishonesty which may attach to any such Director.

                                   WINDING-UP

    67. If the Company shall be wound up the Liquidator may, with the sanction of a resolution of the Members, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The Liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Members as the Liquidator, with the like sanction, shall think fit, but so that no Member shall be compelled to accept any shares or other securities or assets whereon there is any liability.

                             ALTERATION OF BYE-LAWS

    68. No Bye-law shall be rescinded, altered or amended and no new Bye-law shall be made until the same has been approved by a resolution of the Directors and confirmed by a resolution of the Members.

                                                                  APPENDIX A


          LETTER OF INSTRUCTION TO EXECUTE PROXY FOR ANNUAL MEETING OF
                         SHAREOWNERS -- AUGUST 7, 1996
                             OVERSEAS PARTNERS LTD.
  THIS LETTER OF INSTRUCTION IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                  Attn: MR. THOMAS A. O'CONNELL, Trust Officer

FIRST FIDELITY BANK, now FIRST UNION
Employee Shareholder Services
P.O. Box 41784
Philadelphia, PA 19101-1784

Dear Sir or Madam:

    In connection with the annual meeting of shareowners of OVERSEAS PARTNERS LTD. ("Overseas" or the "Company"), to be held at the Hamilton Princess Hotel, Hamilton, Bermuda, on August 7, 1996, at 9:00 A.M., and at any or all adjournments thereof, you are hereby instructed and directed to deliver a proxy to Bruce M. Barone, Robert J. Clanin and Edwin H. Reitman, or any of them, with power of substitution, instructing and authorizing them to vote all shares which you are holding in custody for the undersigned as of June 14, 1996.

1. ELECTION OF DIRECTORS:   FOR ALL NOMINEES LISTED BELOW                  WITHHOLD AUTHORITY
                            (except as marked to the contrary below)  / /    to vote for all nominees listed below  / /

      Bruce M. Barone, Robert J. Clanin, Joseph M. Pyne, Cyril E. Rance,
                               Edwin H. Reitman,
                Walter A. Scott and John M. Sharpe (Alternate)

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

- --------------------------------------------------------------------------------

2. FOR / /  AGAINST / /  ABSTAIN / /  the amendment of Bye-laws 40 and 12(7) of the Company's Bye-laws so that the Company would replace United Parcel Service of America, Inc. ("UPS") as the entity having rights thereunder to repurchase the Company's stock.

3. FOR / /  AGAINST / /  ABSTAIN / /  the adoption of Bye-law 40A to the
                                      Bye-laws giving the Company rights to
                                      repurchase shares of Overseas stock
                                      hereafter distributed by the Company
                                      pursuant to stock purchase plans
                                      maintained by the Company or UPS from time to time.


4. FOR / /  AGAINST / /  ABSTAIN / /  the adoption of Bye-law 40B giving the
                                      Company rights to repurchase shares of
                                      Overseas stock distributed on or after
                                      August 7, 1996. These rights would apply to shares not already covered by Bye-laws 40 and 40A.


5. FOR / /  AGAINST / /  ABSTAIN / /  the other changes to the Bye-laws in order to conform to changes in Bermuda law and for other purposes.

6. FOR / /  AGAINST / /  ABSTAIN / /  advances not to exceed $100 million to
                                      First Union Bank (First Union) as
                                      custodian of Overseas shares to fund stock purchases and to pay First Union's fees for services.

7. FOR / /  AGAINST / /  ABSTAIN / /  appointment of Deloitte & Touche,
                                      Chartered Accountants, as auditors for
                                      Overseas for the year ending December 31, 1996.

8. In their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

The shares of Overseas to which this Letter of Instruction relates shall be voted in the manner directed herein by the undersigned when this Letter has been properly executed. If no direction is made, such shares will be voted FOR the Election of Directors and FOR Proposals 2, 3, 4, 5, 6, 7 and 8.
Dated this           day of                   , 1996


- ---------------------------------------------           ------------------------------------------------------
SIGNATURE (sign exactly as name appears hereon)         SIGNATURE OF CO-OWNER IF ANY
                                                        For joint accounts, all co-owners must sign. Executors,
                                                        administrators, trustees, etc. should so indicate when
                                                        signing.


  Return this sheet to First Fidelity/now First Union in the enclosed Business
                                Reply Envelope.

                                                                    APPENDIX B


                             OVERSEAS PARTNERS LTD.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
           PROXY FOR ANNUAL MEETING OF SHAREOWNERS -- AUGUST 7, 1996


    The undersigned hereby appoints Bruce M. Barone, Robert J. Clanin and Edwin
H. Reitman, or any of them, with power of substitution, as attorneys and proxies to vote all of the shares of stock standing in the name of the undersigned as of June 14, 1996 at the annual meeting of shareowners of OVERSEAS PARTNERS LTD. ("Overseas" or the "Company") to be held at the Hamilton Princess Hotel, Hamilton, Bermuda, on August 7, 1996 at 9:00 A.M., and at any or all adjournments thereof; and the undersigned hereby instructs and authorizes said attorneys to vote:


1. ELECTION OF DIRECTORS:   FOR ALL NOMINEES LISTED BELOW                  WITHHOLD AUTHORITY
                            (except as marked to the contrary below)  / /    to vote for all nominees listed below  / /

      Bruce M. Barone, Robert J. Clanin, Joseph M. Pyne, Cyril E. Rance,
                               Edwin H. Reitman,
                Walter A. Scott and John M. Sharpe (Alternate)

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

- --------------------------------------------------------------------------------


2. FOR / /  AGAINST / /  ABSTAIN / /  the amendment of Bye-laws 40 and 12(7) of the Company's Bye-laws so that the Company would replace United Parcel Service of America, Inc. ("UPS") as the entity having rights thereunder to repurchase the Company's stock.


3. FOR / /  AGAINST / /  ABSTAIN / /  the adoption of Bye-law 40A to the
                                      Bye-laws giving the Company rights to
                                      repurchase shares of Overseas stock
                                      hereafter distributed by the Company
                                      pursuant to stock purchase plans
                                      maintained by the Company or UPS from time to time.


4. FOR / /  AGAINST / /  ABSTAIN / /  the adoption of Bye-law 40B giving the
                                      Company rights to repurchase shares of
                                      Overseas stock distributed on or after
                                      August 7, 1996. These rights would apply to shares not already covered by Bye-laws 40 and 40A.



5. FOR / /  AGAINST / /  ABSTAIN / /  the other changes to the Bye-laws in order to conform to changes in Bermuda law and for other purposes.


6. FOR / /  AGAINST / /  ABSTAIN / /  advances not to exceed $100 million to
                                      First Union Bank (First Union) as
                                      custodian of Overseas shares to fund stock purchases and to pay First Union's fees for services.

7. FOR / /  AGAINST / /  ABSTAIN / /  appointment of Deloitte & Touche,
                                      Chartered Accountants, as auditors for
                                      Overseas for the year ending December 31, 1996.

8. In their discretion upon such other matters as may properly come before the meeting or any adjournment thereof.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareowner. If no direction is made, this proxy will be voted FOR the Election of Directors and FOR Proposals 2, 3, 4, 5, 6, 7 and 8.
Dated this           day of                   , 1996

- ---------------------------------------------           ------------------------------------------------------
SIGNATURE (sign exactly as name appears hereon)         SIGNATURE OF CO-OWNER IF ANY
                                                        For joint accounts, all co-owners must sign. Executors,
                                                        administrators, trustees, etc. should so indicate when
                                                        signing.

  Return this sheet to Overseas Partners Ltd. in the enclosed reply envelope.